As filed with the Securities and Exchange Commission on June 30, 1997


                                                         Registration No. 33-507
                                                      1940 Act File No. 811-4419

 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.      [ ]

                         Post-Effective Amendment No. 29    [X]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                                Amendment No. 30            [X]

                        (Check appropriate box or boxes.)

                              WRL SERIES FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 201 HIGHLAND AVENUE, LARGO, FLORIDA 33770-2597
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (813) 585-6565

                           THOMAS E. PIERPAN BOX 5068
                     ---------------------------------------

                         CLEARWATER, FLORIDA 34618-5068
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

        It is proposed that this filing will become effective (check appropriate box):


[X]  immediately upon filing pursuant to paragraph (b) of Rule 485.

     on DATE, pursuant to paragraph (b) of Rule 485.


     60 days after filing pursuant to paragraph (a) of Rule 485 on DATE, pursuant to paragraph (a) of Rule 485


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2(a) under the Investment Company Act of 1940 and filed a Rule 24f-2 Notice on February 21, 1997, for the fiscal year ended December 31, 1996.

                              WRL SERIES FUND, INC.
                         International Equity Portfolio
                              U.S. Equity Portolio
                              Cross Reference Sheet


FORM N-1A                                             LOCATION IN
ITEM NUMBER                                           PROSPECTUS
-----------                                           -----------

PART A.
-------
Item 1.   Cover Page .................................Cover Page

Item 2.   Synopsis ...................................Not Applicable

Item 3.   Financial Highlights........................Supplement to Prospectus

Item 4.   General Description of Registrant ..........Other Information - The
                                                      Fund and its Shares

Item 5.   Management of the Fund .....................Management of the Fund

Item 6.   Capital Stock and other Securities..........Other Information - The
                                                      Fund and its Shares

Item 7.   Purchase of Securities Being Offered .......Other Information -
                                                      Purchase and Redemption of
                                                      Shares; Valuation of
                                                      Shares

Item 8.   Redemption or Repurchase ...................Other Information -
                                                      Purchase and Redemption of
                                                      Shares

Item 9.   Pending Legal Proceedings ..................Not Applicable

PART B.                                               LOCATION IN STATEMENT
------                                                OF ADDITIONAL INFORMATION
                                                      -------------------------

Item 10.  Cover Page .................................Cover Page

Item 11.  Table of Contents...........................Table of Contents

Item 12.  General Information and History ............Not Applicable

Item 13.  Investment Objectives and Policies .........Investment Objectives and
                                                      Policies

                                      (i)

                              WRL SERIES FUND, INC.
                         International Equity Portfolio
                              U.S. Equity Portfolio

                        Cross Reference Sheet (Continued)

                                                      LOCATION IN
                                                      STATEMENT OF
FORM N-1A                                             ADDITIONAL
ITEM NUMBER                                           INFORMATION
-----------                                           ------------

Item 14.  Management of the Registrant ...............Management of the Fund

Item 15.  Control Persons and Principal
               Holders of Securities..................Purchase and Redemption
                                                      of Shares

Item 16.  Investment Advisory and Other
            Services..................................Management of the Fund

Item 17.  Brokerage Allocation and
              Other Practices ........................Portfolio Transactions
                                                      and Brokerage

Item 18.  Capital Stock and Other Securities .........Not Applicable

Item 19.  Purchase, Redemption and Pricing of
            Securities Being Offered .................Purchase and Redemption
                                                      of Shares

Item 20.  Tax Status .................................Taxes

Item 21.  Underwriter ................................Management of the Fund -
                                                      The Investment Adviser -
                                                      Distribution Agreement

Item 22.  Calculations of Performance Data ...........Calculation of Performance
                                                      Related Information

Item 23.  Financial Statements .......................Financial Statements

                                      (ii)

                                  PROSPECTUS
                             WRL SERIES FUND, INC.
                              201 Highland Avenue
                           Largo, Florida 33770-2597
                           Telephone: (800) 851-9777
                                      (813) 585-6565


WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of twenty-one separate series or investment portfolios. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This Prospectus pertains to sixteen of the Portfolios of the Fund: Aggressive Growth Portfolio, Emerging Growth Portfolio, International Equity Portfolio, Global Portfolio, Growth Portfolio, C.A.S.E. Growth Portfolio, U.S. Equity Portfolio, Value Equity Portfolio, Global Sector Portfolio, Tactical Asset Allocation Portfolio, Strategic Total Return (formerly named Equity-Income) Portfolio, Growth & Income (formerly named Utility) Portfolio, Balanced Portfolio, Bond Portfolio, Short-to-Intermediate Government Portfolio and Money Market Portfolio (the "Portfolios"). For a brief description of these Portfolios, see "Portfolios At A Glance" on page 10.


Shares of the Fund's Portfolios are currently sold only to separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual flexible premium variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission (the "SEC"), invest in shares of one or more of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts. A particular Portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the Portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

Additional information about the Fund and the Portfolios has been filed with the SEC and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information (the "SAI") pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS OR DISCLOSURE DOCUMENT FOR THE APPLICABLE VARIABLE ANNUITY CONTRACT OR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


             Prospectus Dated May 1, 1997, as revised June 30, 1997

                             WRL SERIES FUND, INC.
                              201 Highland Avenue
                           Largo, Florida 33770-2597
                           Telephone (813) 585-6565
                                     (800) 851-9777

FINANCIAL HIGHLIGHTS   ....................................      1
PORTFOLIOS AT A GLANCE    .................................     10
PERFORMANCE INFORMATION   .................................     12
THE PORTFOLIOS IN DETAIL  .................................     15
MANAGEMENT OF THE FUND    .................................     41
OTHER INFORMATION   .......................................     51
DISTRIBUTIONS AND TAXES   .................................     53
APPENDIX A - Brief Explanation of Rating Categories  ......     A-1

                              FINANCIAL HIGHLIGHTS

The information in the tables below, except as noted below, is taken from each Portfolio's audited financial statements, which have been incorporated by reference into the SAI. The tables provide information for one share of capital stock outstanding during the respective Portfolio's fiscal periods ended on December 31 of each year using average shares outstanding throughout each year. The information for the International Equity Portfolio and the US Equity Portfolio is taken from the Portfolios' unaudited financial statements for the period January 2, 1997 (commencement of operations) through April 30, 1997. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract; including these charges would reduce total return figures for all periods shown. The Fund Annual Report contains additional performance information for each Portfolio. A copy of the Annual Report and SAI may be obtained without charge upon request.

                               GROWTH PORTFOLIO*

                                                   YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------
                                        1996         1995         1994          1993
                                     ------------ ------------ ------------ ------------
Net asset value, beginning of
 period  ........................... $    31.66   $    23.81     $  26.25     $  25.83
 Income from operations:
  Net investment income (loss)              .34          .26          .22          .28
  Net realized and unrealized
   gain (loss) on investments   .          5.35        10.97        (2.41)         .79
                                     ----------    ----------    ----------   --------
   Total Income (loss) from
    operations    ..................       5.69        11.23        (2.19)        1.07
                                     ----------    ----------    ----------   --------
 Distributions:
 Dividends from net investment
  income ...........................       (.35)        (.24)        (.22)        (.28)
 Dividends in excess of net
  investment income  ...............       (.01)         .00          .00          .00
 Distributions from net realized
  gains on investments  ............      (1.99)       (3.14)         .00         (.37)
 Distributions in excess
  of net realized gains on
  investments  .....................        .00          .00         (.03)         .00
                                     ----------    ----------    ----------   --------
  Total distributions   ............      (2.35)       (3.38)        (.25)        (.65)
                                     ----------    ----------    ----------   --------
Net asset value, end of period   ... $    35.00    $   31.66     $  23.81     $  26.25
                                     ==========    ==========    ==========   ========
Total return (a)  ..................      17.96%       47.12%       (8.31%)       3.97%
Ratios and supplemental data:
  Net assets at end of period
   (in thousands)    ............... $1,527,409    $1,195,174     814,383     $934,810
  Ratio of expenses to average
   net assets (b)    ...............        .88%          .86%        .84%         .87%
  Ratio of net investment
   income (loss) to average
   net assets (b)    ...............        .98%          .90%        .88%        1.07%
  Ratio of commissions paid to
   number of shares  ...............       4.93%          N/A         N/A          N/A
  Portfolio turnover rate (a)    ...      45.21%       130.48%     107.33%       77.91%



                                        1992         1991         1990         1989         1988         1987
                                     ------------ ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
 period  ...........................  $  26.26     $  17.48     $  17.85     $  12.97     $  11.14     $  10.14
 Income from operations:
  Net investment income (loss)             .36          .27          .30          .19          .31          .21
  Net realized and unrealized
   gain (loss) on investments   .          .52        10.75         (.33)        6.29         1.83         1.00
                                      --------     --------     ----------   --------     --------     --------
   Total Income (loss) from
    operations    ..................       .88        11.02         (.03)        6.48         2.14         1.21
                                      --------     --------     ----------   --------     --------     --------
 Distributions:
 Dividends from net investment
  income ...........................      (.36)        (.27)        (.30)        (.19)        (.31)        (.21)
 Dividends in excess of net
  investment income  ...............       .00          .00          .00          .00          .00          .00
 Distributions from net realized
  gains on investments  ............      (.95)       (1.97)        (.04)       (1.41)         .00          .00
 Distributions in excess
  of net realized gains on
  investments  .....................       .00          .00          .00          .00          .00          .00
                                      --------     --------     ----------   --------     --------     --------
  Total distributions   ............     (1.31)       (2.24)        (.34)       (1.60)        (.31)        (.21)
                                      --------     --------     ----------   --------     --------     --------
Net asset value, end of period   ...  $  25.83     $  26.26     $  17.48     $  17.85     $  12.97     $  11.14
                                      ========     ========     ==========   ========     ========     ========
Total return (a)  ..................      2.35%       59.79%        (.22%)      47.04%       18.62%       10.90%
Ratios and supplemental data:
  Net assets at end of period
   (in thousands)    ...............  $711,422     $393,511     $129,057     $ 74,680     $ 28,497     $ 15,815
  Ratio of expenses to average
   net assets (b)    ...............       .86%         .90%        1.00%        1.00%        1.00%        1.00%
  Ratio of net investment
   income (loss) to average
   net assets (b)    ...............      1.44%        1.21%        2.06%        1.18%        2.50%        1.84%
  Ratio of commissions paid to
   number of shares  ...............     N/A          N/A          N/A          N/A          N/A          N/A
  Portfolio turnover rate (a)    ...     77.70%        7.27%      157.01%      123.80%       76.27%      222.13%



* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                                  BOND PORTFOLIO*

                                                    YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------
                                          1996         1995        1994         1993
                                       ------------ ----------- ------------ ------------
Net asset value, beginning of period    $  11.35     $  9.80     $  11.24     $  11.18
 Income from operations:
  Net investment income (loss)  ......      0.64         .69          .63          .72
  Net realized and unrealized gain
  (loss) on on investments   .........     (0.64)       1.55        (1.44)         .95
                                        --------     -------     ----------   --------
   Total income (loss) from
   operations    .....................       .00        2.24         (.81)        1.67
                                        --------     -------     ----------   --------
 Distributions:
 Dividends from net investment
 income    ...........................      (.64)       (.69)        (.63)        (.72)
 Dividends in excess of net
 investment income  ..................       .00         .00          .00          .00
 Distributions from net realized
 gains on investments  ...............       .00         .00          .00         (.89)
 Distributions in excess of net
 realized gains on investments  ......       .00         .00          .00          .00
                                        --------     -------     ----------   --------
   Total distributions    ............      (.64)       (.69)        (.63)       (1.61)
                                        --------     -------     ----------   --------
Net asset value, end of period  ......  $  10.71     $ 11.35     $   9.80     $  11.24
                                        ========     =======     ==========   ========
Total return (a)    ..................      0.14%     22.99%        (6.94%)      13.38%
Ratios and supplemental Data:
  Net assets end of period
  (in thousands)    ..................  $ 95,759     $96,972     $ 71,064     $ 90,715
  Ratio of expenses to average
  net assets (b)    ..................       .64%       .61%          .59%         .64%
  Ratio of net investment income
  (loss) to average net assets (b).         5.96%      6.45%         5.94%        5.94%
  Ratio of commissions paid to
  number of shares  ..................     N/A          N/A         N/A          N/A
  Portfolio turnover rate (a)   ......    187.72%     120.54%      131.73%      149.02%

                                          1992         1991        1990         1989        1988        1987
                                       ------------ ----------- ------------ ----------- ----------- ------------
Net asset value, beginning of period    $  11.18     $  9.91     $  10.07     $  9.29     $  9.22     $  10.28
 Income from operations:
  Net investment income (loss)  ......       .75         .86          .79         .75         .90          .25
  Net realized and unrealized gain
  (loss) on on investments   .........       .32        1.30         (.16)        .78         .07         (.89)
                                        --------     -------     --------     -------     -------     ----------
   Total income (loss) from
   operations    .....................      1.07        2.16          .63        1.53         .97         (.64)
                                        --------     -------     --------     -------     -------     ----------
 Distributions:
 Dividends from net investment
 income    ...........................      (.75)       (.86)        (.79)       (.75)       (.90)        (.38)
 Dividends in excess of net
 investment income  ..................       .00         .00          .00         .00         .00          .00
 Distributions from net realized
 gains on investments  ...............      (.32)       (.03)         .00         .00         .00         (.04)
 Distributions in excess of net
 realized gains on investments  ......       .00         .00          .00         .00         .00          .00
                                        --------     -------     --------     -------     -------     ----------
   Total distributions    ............     (1.07)       (.89)        (.79)       (.75)       (.90)        (.42)
                                        --------     -------     --------     -------     -------     ----------
Net asset value, end of period  ......  $  11.18     $ 11.18     $   9.91     $ 10.07     $  9.29     $   9.22
                                        ========     =======     ========     =======     =======     ==========
Total return (a)    ..................      6.79%     18.85%         6.21%     14.65%       7.73%        (5.66%)
Ratios and supplemental Data:
  Net assets end of period
  (in thousands)    ..................  $ 56,820     $22,291     $ 10,143     $ 7,025     $ 3,372     $  1,400
  Ratio of expenses to average
  net assets (b)    ..................       .70%       .70%          .69%       .70%        .70%          .86%
  Ratio of net investment income
  (loss) to average net assets (b).         6.49%      8.02%         8.82%      8.60%       8.96%         7.17%
  Ratio of commissions paid to
  number of shares  ..................     N/A          N/A         N/A          N/A         N/A         N/A
  Portfolio turnover rate (a)   ......     80.73%     33.47%        18.09%     23.26%      21.54%       134.76%

                               GLOBAL PORTFOLIO*

                                                                             YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
                                                            1996         1995         1994         1993       1992 (c)
                                                         ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of period  ..................  $  15.52     $  13.12     $  13.62     $  10.16     $  10.00
 Income from operations:
  Net investment income (loss)  ........................      0.08          .10          .10          .04         (.02)
  Net realized and unrealized gain
   (loss) on investments  ..............................      4.20         2.91          .10         3.72          .18
                                                          --------     --------     --------     --------     ----------
   Total income (loss) from operations   ...............      4.28         3.01          .20         3.76          .16
                                                          --------     --------     --------     --------     ----------
 Distributions:
 Dividends from net investment income    ...............     (0.04)         .00         (.10)        (.04)         .00
 Dividends in excess of net investment
  income   .............................................      (.17)         .00         (.01)         .00          .00
 Distributions from net realized gains
  on investments .......................................     (1.47)        (.61)        (.56)        (.26)         .00
 Distributions in excess of net realized
  gains on investments    ..............................       .00         (.00)        (.03)         .00          .00
                                                          --------     --------     --------     --------     ----------
   Total distributions    ..............................     (1.68)        (.61)        (.70)        (.30)         .00
                                                          --------     --------     --------     --------     ----------
Net asset value, end of period  ........................  $  18.12     $  15.52     $  13.12     $  13.62     $  10.16
                                                          ========     ========     ========     ========     ==========
Total return (a)    ....................................     27.74%       23.06%         .25%       35.05%        1.62%
Ratios and supplemental data:
  Net assets at end of period (in thousands)   .........  $534,820     $289,506     $261,778     $ 99,094     $    508
  Ratio of expenses to average net assets (b)  .........       .99%         .99%        1.01%        1.09%        2.48%
  Ratio of net investment income (loss)
   to average net assets (b)    ........................       .46%         .75%         .73%         .30%       (2.23%)
  Ratio of commissions paid to number of shares   ......      1.54%       N/A          N/A          N/A          N/A
  Portfolio turnover rate (a)   ........................     88.31%      130.60%      192.06%       79.93%         .00%


* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                               MONEY MARKET PORTFOLIO*

                                                          YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------
                                                 1996        1995        1994        1993
                                              ----------- ----------- ----------- -----------
Net asset value, beginning of period   ......  $   1.00    $  1.00     $  1.00     $  1.00
 Income from operations:
  Net investment income (loss)   ............       .05        .05         .04         .02
  Net realized and unrealized gain (loss)
  on investments  ...........................       .00        .00         .00         .00
                                               --------    -------     -------     -------
   Total income (loss) from operations ......       .05        .05         .04         .02
                                               --------    -------     -------     -------
 Distributions:
 Dividends from net investment income  ......      (.05)      (.05)       (.04)       (.02)
 Dividends from net realized gains on
 investments   ..............................       .00        .00         .00         .00
 Distributions from net realized gains on
 investments   ..............................       .00        .00         .00         .00
                                               --------    -------     -------     -------
 Distributions in excess of net realized
 gains on investments   .....................       .00        .00         .00         .00
   Total distributions    ..................       (.05)      (.05)       (.04)       (.02)
                                               --------    -------     -------     -------
Net asset value, end of period   ............  $   1.00    $  1.00     $  1.00     $  1.00
                                               ========    =======     =======     =======
Total return (a)  ...........................      5.03%      5.40%       3.44%       2.45%
Ratios and supplemental data:
 Net assets at end of period (in thousands)    $122,114    $80,544     $93,081     $45,782
  Ratio of expenses to average net assets
  (b)    ....................................       .52%       .56%        .60%        .66%
  Ratio of net investment income (loss) to
  average net assets (b)   ..................      5.03%      5.30%       3.59%       2.41%
  Ratio of commissions paid to number of
  shares    .................................     N/A         N/A         N/A         N/A
  Portfolio turnover rate (a)    ............     N/A         N/A         N/A         N/A

                                                  1992          1991        1990        1989        1988        1987
                                              -------------- ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of period   ......  $  1.00        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
 Income from operations:
  Net investment income (loss)   ............      .03            .05         .07         .07         .05         .04
  Net realized and unrealized gain (loss)
  on investments  ...........................      .00            .00         .00         .00         .00         .00
                                               -------        -------     -------     -------     -------     -------
   Total income (loss) from operations ......      .03            .05         .07         .07         .05         .04
                                               -------        -------     -------     -------     -------     -------
 Distributions:
 Dividends from net investment income  ......     (.03)          (.05)       (.07)       (.07)       (.05)       (.04)
 Dividends from net realized gains on
 investments   ..............................      .00            .00         .00         .00         .00         .00
 Distributions from net realized gains on
 investments   ..............................      .00            .00         .00         .00         .00         .00
                                               -------        -------     -------     -------     -------     -------
 Distributions in excess of net realized
 gains on investments   .....................      .00            .00         .00         .00         .00         .00
   Total distributions    ..................      .(03)          (.05)       (.07)       (.07)       (.05)       (.04)
                                               -------        -------     -------     -------     -------     -------
Net asset value, end of period   ............  $  1.00        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                               =======        =======     =======     =======     =======     =======
Total return (a)  ...........................     3.03%          5.25%       7.09%       8.09%       5.77%       4.56%
Ratios and supplemental data:
 Net assets at end of period (in thousands)    $45,600        $33,695     $24,931     $ 6,233     $ 5,114     $   582
  Ratio of expenses to average net assets
  (b)    ....................................      .70%           .70%        .66%        .70%        .70%        .89%
  Ratio of net investment income (loss) to
  average net assets (b)   ..................     2.99%          5.07%       7.09%       7.82%       6.26%       4.83%
  Ratio of commissions paid to number of
  shares    .................................     N/A            N/A         N/A         N/A         N/A         N/A
  Portfolio turnover rate (a)    ............     N/A            N/A         N/A         N/A         N/A         N/A

                  SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO*

                                                                         YEAR ENDED DECEMBER 31,
                                                                         ------------------------
                                                                            1996         1995
                                                                         ------------ -----------
Net asset value, beginning of period   .................................  $  10.42     $  9.72
 Income from operations:
  Net investment income (loss)   .......................................       .56         .60
  Net realized and unrealized gain (loss) on investments    ............      (.21)        .70
                                                                          --------     -------
   Total income (loss) from operations    ..............................       .35        1.30
                                                                          --------     -------
 Distributions:
 Dividends from net investment income  .................................      (.53)       (.60)
 Dividends from net realized gains on investments  .....................       .00         .00
 Distributions from net realized gains on investments ..................       .00         .00
                                                                          --------     -------
 Distributions in excess of net realized gains on investments  .........       .00         .00
   Total distributions  ................................................      (.53)       (.60)
                                                                          --------     -------
Net asset value, end of period   .......................................  $  10.24     $ 10.42
                                                                          ========     =======
Total return (a)  ......................................................      3.48%     13.54%
Ratios and supplemental data:
 Net assets end of period (in thousands)  ..............................  $ 26,098     $23,588
 Ratio of expenses to average net assets (b)    ........................       .76%       .78%
 Ratio of net investment income (loss) to average net assets (b)  ......      5.43%      5.84%
 Ratio of commissions paid to number of shares  ........................     N/A          N/A
 Portfolio turnover rate (a)  ..........................................     58.15%     51.82%

                                                                            1994         1993       1992 (c)
                                                                         ------------ ------------ ------------
Net asset value, beginning of period   .................................  $  10.30     $  10.02     $  10.00
 Income from operations:
  Net investment income (loss)   .......................................       .50          .36          .02
  Net realized and unrealized gain (loss) on investments    ............      (.58)         .29          .02
                                                                          ----------   --------     --------
   Total income (loss) from operations    ..............................      (.08)         .65          .04
                                                                          ----------   --------     --------
 Distributions:
 Dividends from net investment income  .................................      (.50)        (.35)        (.02)
 Dividends from net realized gains on investments  .....................       .00          .00          .00
 Distributions from net realized gains on investments ..................       .00         (.02)         .00
                                                                          ----------   --------     --------
 Distributions in excess of net realized gains on investments  .........       .00          .00          .00
   Total distributions  ................................................      (.50)        (.37)        (.02)
                                                                          ----------   --------     --------
Net asset value, end of period   .......................................  $   9.72     $  10.30     $  10.02
                                                                          ==========   ========     ========
Total return (a)  ......................................................      (.43%)       4.58%         .45%
Ratios and supplemental data:
 Net assets end of period (in thousands)  ..............................  $ 20,356     $ 24,864     $  2,509
 Ratio of expenses to average net assets (b)    ........................      0.81%        1.00%        1.00%
 Ratio of net investment income (loss) to average net assets (b)  ......      4.95%        3.44%        3.24%
 Ratio of commissions paid to number of shares  ........................     N/A          N/A          N/A
 Portfolio turnover rate (a)  ..........................................     93.70%       28.64%         .00%


* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                              BALANCED PORTFOLIO*

                                                                                    YEAR ENDED DECEMBER 31,
                                                                           -----------------------------------------
                                                                             1996           1995        1994 (e)
                                                                           ------------   -----------   ------------
Net asset value, beginning of period   .................................    $  10.63       $  9.24       $  10.00
 Income from operations:
  Net investment income (loss)   .......................................         .34           .44            .34
  Net realized and unrealized gain (loss) on investments    ............         .80          1.38           (.76)
                                                                            --------       -------       ----------
   Total income (loss) from operations    ..............................        1.14          1.82           (.42)
                                                                            --------       -------       ----------
  Distributions:
  Dividends from net investment income    ..............................        (.28)         (.43)          (.34)
  Dividends in excess of net investment income  ........................         .00           .00            .00
  Distributions from net realized gains on investments   ...............        (.10)          .00            .00
  Distributions in excess of net realized gains on investments .........         .00           .00            .00
                                                                            --------       -------       ----------
   Total distributions  ................................................        (.38)         (.43)          (.34)
                                                                            --------       -------       ----------
Net asset value, end of period   .......................................    $  11.39       $ 10.63       $   9.24
                                                                            ========       =======       ==========
Total return (a)  ......................................................       10.72%       19.80%          (5.73%)
Ratios and supplemental data:
 Net assets at end of period (in thousands)  ...........................    $ 49,331       $31,114       $ 19,422
 Ratio of expenses to average net assets (b) ...........................         .97%         .97%           1.00%
 Ratio of net investment income (loss) to average net assets (b)  ......        3.14%        4.38%           4.27%
 Ratio of commissions paid to number of shares  ........................         .24%         N/A           N/A
 Portfolio turnover rate (a)  ..........................................       76.90%       98.55%          57.73%

                          EMERGING GROWTH PORTFOLIO*

                                                                                       YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            1996         1995         1994       1993 (d)
                                                                         ------------ ------------ ------------ ------------
Net asset value, beginning of period   .................................  $  16.25     $  11.55     $  12.47     $  10.00
 Income from operations:
  Net investment income (loss)   .......................................      (.04)         .01          .01         (.04)
  Net realized and unrealized gain (loss) on investments    ............      3.10         5.42         (.92)        2.51
                                                                          ----------   --------     ----------   ----------
   Total income (loss) from operations    ..............................      3.06         5.43         (.91)        2.47
                                                                          ----------   --------     ----------   ----------
  Distributions:
  Dividends from net investment income    ..............................       .00          .00         (.01)         .00
  Dividends in excess of net investment income  ........................       .00          .00          .00          .00
  Distributions from net realized gains on investments   ...............      (.85)        (.73)         .00          .00
  Distributions in excess of net realized gains on investments .........       .00          .00          .00          .00
                                                                          ----------   --------     ----------   ----------
   Total distributions  ................................................      (.85)        (.73)        (.01)         .00
                                                                          ----------   --------     ----------   ----------
Net asset value, end of period   .......................................  $  18.46     $  16.25     $  11.55     $  12.47
                                                                          ==========   ========     ==========   ==========
Total return (a)  ......................................................     18.88%       46.79%       (7.36%)      24.71%
Ratios and supplemental data:
 Net assets at end of period (in thousands)  ...........................  $431,454     $288,519     $182,650     $102,472
 Ratio of expenses to average net assets (b)    ........................       .94%         .91%         .92%        1.00%
 Ratio of net investment income (loss) to average net assets (b)  ......      (.24%)        .03%         .06%        (.30%)
 Ratio of commissions paid to number of shares  ........................      5.65%       N/A          N/A          N/A
 Portfolio turnover rate (a)  ..........................................     80.02%      124.13%       72.62%       12.79%


* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                           STRATEGIC TOTAL RETURN PORTFOLIO* (1)

                                                                                       YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            1996         1995         1994       1993 (d)
                                                                         ------------ ------------ ------------ ------------
Net asset value, beginning of period   .................................  $  12.86     $  10.90     $  11.23     $  10.00
 Income from operations:
  Net investment income (loss)   .......................................       .37          .37          .31          .19
  Net realized and unrealized gain (loss) on investments    ............      1.56         2.33         (.33)        1.33
                                                                          --------     --------     ----------   --------
   Total income (loss) from operations    ..............................      1.93         2.70         (.02)        1.52
                                                                          --------     --------     ----------   --------
 Distributions:
  Dividends from net investment income    ..............................      (.32)        (.37)        (.31)        (.19)
  Dividends in excess of net investment income  ........................       .00          .00          .00          .00
  Distributions from net realized gains on investments   ...............      (.50)        (.37)         .00         (.10)
  Distributions in excess of net realized gains on investments .........       .00          .00          .00          .00
                                                                          --------     --------     ----------   --------
   Total distributions  ................................................      (.82)        (.74)        (.31)        (.29)
                                                                          --------     --------     ----------   --------
Net asset value, end of period   .......................................  $  13.97     $  12.86     $  10.90     $  11.23
                                                                          ========     ========     ==========   ========
Total return (a)  ......................................................     15.00%       24.66%        (.53%)      13.49%
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................  $390,141     $256,806     $183,867     $ 90,560
  Ratio of expenses to average net assets (b)   ........................       .91%         .87%         .89%        1.00%
  Ratio of net investment income (loss) to average net assets (b)    ...      2.72%        3.07%        2.78%        1.70%
  Ratio of commissions paid to number of shares    .....................      5.82%       N/A          N/A          N/A
  Portfolio turnover rate (a) ..........................................     49.32%       52.59%       53.50%       27.41%

                         AGGRESSIVE GROWTH PORTFOLIO*



                                                                                    YEAR ENDED DECEMBER 31,
                                                                           ------------------------------------------
                                                                             1996           1995         1994 (e)
                                                                           ------------   ------------   ------------
Net asset value, beginning of period   .................................    $  13.25       $   9.86       $  10.00
 Income from operations:
  Net investment income (loss)   .......................................        (.01)          (.06)           .02
  Net realized and unrealized gain (loss) on investments    ............        1.38           3.96           (.14)
                                                                            ----------     ----------     ----------
   Total income (loss) from operations    ..............................        1.37           3.90           (.12)
                                                                            ----------     ----------     ----------
 Distributions:
  Dividends from net investment income    ..............................         .00            .00           (.02)
  Dividends in excess of net investment income  ........................        (.19)           .00            .00
  Distributions from net gains on investments   ........................        (.25)          (.51)           .00
  Distributions in excess of net realized gains on investments .........
   Total distributions  ................................................        (.44)          (.51)          (.02)
                                                                            ----------     ----------     ----------
Net asset value, end of period   .......................................    $  14.18       $  13.25       $   9.86
                                                                            ==========     ==========     ==========
Total return (a)  ......................................................       10.45%        38.02%          (1.26%)
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................    $220,552       $158,534       $ 38,826
  Ratio of expenses to average net assets (b)   ........................         .98%         1.07%           1.00%
  Ratio of net investment income (loss) to average net assets (b)    ...        (.10%)         (.48%)         0.20%
  Ratio of commissions paid to number of shares    .....................        7.08%         N/A            N/A
  Portfolio turnover rate (a) ..........................................      101.28%        108.04%         89.73%


  * SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.
(1) PRIOR TO MAY 1, 1997, THIS PORTFOLIO WAS NAMED THE EQUITY-INCOME PORTFOLIO.

                           TACTICAL ASSET ALLOCATION PORTFOLIO*

                                                                             YEAR ENDED DECEMBER 31,
                                                                           ----------------------------
                                                                             1996          1995 (f)
                                                                           ------------   -------------
Net asset value, beginning of period   .................................    $  11.49       $   10.00
 Income from operations:
  Net investment income (loss)   .......................................         .33             .41
  Net realized and unrealized gain (loss) on investments ...............        1.33            1.93
                                                                            --------       ---------
  Total income (loss) from operations  .................................        1.66            2.34
                                                                            --------       ---------
 Distributions:
  Dividends from net investment income .................................        (.30)           (.41)
  Dividends in excess of net investment income  ........................         .00             .00
  Distributions from net realized gains on investments   ...............        (.24)           (.44)
  Distributions in excess of net realized gains on investments .........         .00             .00
                                                                            --------       ---------
   Total distributions  ................................................        (.54)           (.85)
                                                                            --------       ---------
Net asset value, end of period   .......................................    $  12.61       $   11.49
                                                                            ========       =========
Total return (a)  ......................................................       14.42%          20.09%
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................    $206,172       $ 120,531
  Ratio of expenses to average net assets (b)   ........................         .90%            .93%
  Ratio of net investment income (loss) to average net assets (b)    ...        2.78%           3.76%
  Ratio of commissions paid to number of shares    .....................         .50%          N/A
  Portfolio turnover rate (a) ..........................................       98.97%          38.68%

                         GROWTH & INCOME PORTFOLIO*(1)

                                                                                    YEAR ENDED DECEMBER 31,
                                                                           ------------------------------------------
                                                                             1996           1995         1994 (e)
                                                                           ------------   ------------   ------------
Net asset value, beginning of period   .................................    $  11.12        $  9.30       $  10.00
 Income from operations:
  Net investment income (loss)   .......................................         .42            .46            .43
  Net realized and unrealized gain (loss) on investments    ............         .87           1.93           (.70)
                                                                            --------        -------       ----------
   Total income (loss) from operations    ..............................        1.29           2.39           (.27)
                                                                            --------        -------       ----------
 Distributions:
  Dividends from net investment income    ..............................        (.33)          (.46)          (.43)
  Dividends in excess of net investment income  ........................         .00            .00            .00
  Distributions from net realized gains on investments   ...............        (.32)          (.11)           .00
  Distributions in excess of net gains on investments ..................         .00            .00            .00
                                                                            --------        -------       ----------
   Total distributions  ................................................        (.65)          (.57)          (.43)
                                                                            --------        -------       ----------
Net asset value, end of period   .......................................    $  11.76        $ 11.12       $   9.30
                                                                            ========        =======       ==========
Total return (a)  ......................................................       11.64%        25.25%          (4.58%)
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................    $ 38,115        $24,607       $ 10,482
  Ratio of expenses to average net assets (b)   ........................        1.00%         1.00%           1.00%
  Ratio of net investment income (loss) to average net assets (b)    ...        3.73%         4.56%           5.36%
  Ratio of commissions paid to number of shares    .....................        4.33%         N/A            N/A
  Portfolio turnover rate (a) ..........................................       68.53%        78.34%          36.13%


 * SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.
(1) PRIOR TO MAY 1, 1997, THIS PORTFOLIO WAS NAMED THE UTILITY PORTFOLIO.

                              C.A.S.E. GROWTH PORTFOLIO*

                                                                             YEAR ENDED DECEMBER 31,
                                                                           ---------------------------
                                                                             1996           1995
                                                                           ------------   ------------
Net asset value, beginning of period   .................................    $  11.66       $  10.00
 Income from operations:
  Net investment income (loss)   .......................................         .12            .12
  Net realized and unrealized gain (loss) on investments    ............        1.92           2.49
                                                                            --------       --------
   Total income (loss) from operations    ..............................        2.04           2.61
                                                                            --------       --------
 Distributions:
  Dividends from net investment income    ..............................        (.05)          (.12)
  Dividends in excess of net investment income  ........................         .00
  Distributions from net realized gains on investments   ...............        (.23)          (.83)
  Distributions in excess of net realized gains on investments .........         .00
                                                                            --------
   Total distributions  ................................................        (.28)          (.95)
                                                                            --------       --------
Net asset value, end of period   .......................................    $  13.42       $  11.66
                                                                            ========       ========
Total return (a)  ......................................................       17.50%         20.65%
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................    $ 26,560       $  2,578
  Ratio of expenses to average net assets (b)   ........................        1.00%          1.00%
  Ratio of net investment income (loss) to average net assets (b)    ...         .94%          1.02%
  Ratio of commissions paid to number of shares    .....................        6.04%         N/A
  Portfolio turnover rate (a) ..........................................      160.27%        121.62%

                           GLOBAL SECTOR PORTFOLIO*

                                                                           YEAR ENDED
                                                                           DECEMBER 31,
                                                                           -------------
                                                                            1996 (h)
                                                                           -------------
Net asset value, beginning of period   .................................     $  10.00
 Income from operations:
  Net investment income (loss)   .......................................          .06
  Net realized and unrealized gain (loss) on investments    ............          .55
                                                                             --------
   Total income (loss) from operations .................................          .61
                                                                             --------
 Distributions:
  Dividends from net investment income .................................         (.02)
  Dividends in excess of net investment income  ........................          .00
  Distributions from net realized gains on investments   ...............         (.04)
  Distributions in excess of net realized gains on investments .........          .00
                                                                             --------
   Total distributions  ................................................         (.06)
                                                                             --------
Net asset value, end of period   .......................................     $  10.55
                                                                             ========
Total return (a)  ......................................................         6.08%
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................     $  6,986
  Ratio of expenses to average net assets (b)   ........................         2.37%
  Ratio of net investment income (loss) to average net assets (b)    ...          .62%
  Ratio of commissions paid to number of shares    .....................         3.13%
  Portfolio turnover rate (a) ..........................................        27.58%


* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                            VALUE EQUITY PORTFOLIO*

                                                                           YEAR ENDED
                                                                           DECEMBER 31,
                                                                           -------------
                                                                            1996 (h)
                                                                           -------------

Net asset value, beginning of period   .................................     $  10.00
 Income from operations:
  Net investment income (loss)   .......................................          .10
  Net realized and unrealized gain (loss) on investments    ............         1.23
                                                                             --------
   Total income (loss) from operations    ..............................         1.33
                                                                             --------
Distributions:
  Dividends from net investment income .................................         (.04)
  Dividends in excess of net investment income  ........................          .00
  Distributions from net realized gains on investments   ...............         (.02)
  Distributions in excess of net realized gains on investments .........          .00
                                                                             --------
   Total distributions  ................................................         (.06)
                                                                             --------
Net asset value, end of period   .......................................     $  11.27
                                                                             ========
Total return (a)  ......................................................        13.19%
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................     $ 49,394
  Ratio of expenses to average net assets (b)   ........................         1.00%
  Ratio of net investment income (loss) to average net assets (b)    ...          .89%
  Ratio of commissions paid to number of shares    .....................         6.96%
  Portfolio turnover rate (a) ..........................................         7.93%





                         INTERNATIONAL EQUITY PORTFOLIO*




                                                                         Period from
                                                                         1/2/97 to
                                                                         4/30/97 (i)
                                                                         -------------
                                                                         (unaudited)
Net asset value, beginning of period    ..............................     $  10.00
 Income from operations:
  Net investment income (loss) .......................................          .04
  Net realized and unrealized gain (loss) on investments  ............          .25
                                                                           --------
   Total income (loss) from operations  ..............................          .29
                                                                           --------
 Distributions:
  Dividends from net investment income  ..............................          .00
  Dividends in excess of net investment income .......................          .00
  Distributions from net realized gains on investments ...............          .00
  Distributions in excess of net realized gains on investments  ......          .00
                                                                           --------
   Total distributions   .............................................         (.00)
                                                                           --------
Net asset value, end of period    ....................................     $  10.29
                                                                           ========
Total return (a)......................................................         2.93%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ........................     $  5,870
  Ratio of expenses to average net assets (b).........................         1.50%
  Ratio of net investment income (loss) to average net assets (b).....         1.02%
  Ratio of commissions paid to number of shares  .....................         2.25%
  Portfolio turnover rate (a).........................................         6.66%



 * SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                             U.S. EQUITY PORTFOLIO*



                                                                         Period from
                                                                         1/2/97 to
                                                                         4/30/97 (i)
                                                                         -------------
                                                                         (unaudited)
Net asset value, beginning of period    ..............................     $  10.00
 Income from operations:
  Net investment income (loss) .......................................          .05
  Net realized and unrealized gain (loss) on investments  ............          .30
                                                                           --------
   Total income (loss) from operations  ..............................          .35
                                                                           --------
 Distributions:
  Dividends from net investment income  ..............................          .00
  Dividends in excess of net investment income .......................          .00
  Distributions from net realized gains on investments ...............          .00
  Distributions in excess of net realized gains on investments  ......          .00
                                                                           --------
   Total distributions   .............................................         (.00)
                                                                           --------
Net asset value, end of period    ....................................     $  10.35
                                                                           ========
Total return (a)   ...................................................         3.54%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ........................     $  4,698
  Ratio of expenses to average net assets (b) ........................         1.30%
  Ratio of net investment income (loss) to average net assets (b) ....         1.54%
  Ratio of commissions paid to number of shares  .....................         3.00%
  Portfolio turnover rate (a) ........................................        37.92%



*SEE NOTES TO FINANCIAL HIGHLIGHTS BELOW.


NOTES TO FINANCIAL HIGHLIGHTS
(a) For periods of less than one year the total return and portfolio turnover rate are not annualized.
(b) For periods of less than one year the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets are annualized. Without the advisory fee waiver by WRL (the Fund's Investment Adviser prior to January 1, 1997) the ratio for each period presented would be as follows:


                                                        December 31
                                        -------------------------------------------
Portfolio                                 1996       1995       1994       1993
Money Market   ........................       *          *          *          *
Bond  .................................       *          *          *          *
Growth   ..............................       *          *          *          *
Short-to Intermediate Government ......       *          *          *       1.02%
Global   ..............................       *          *          *          *
Strategic Total Return  ...............       *          *          *       1.12%
Emerging Growth   .....................       *          *          *       1.16%
Aggressive Growth .....................       *          *       1,18%         **
Balanced ..............................       *          *       1.34%         **
Growth & Income   .....................       *       1.08%      1.90%         **
Tactical Asset Allocation  ............       *          *          *          **
C.A.S.E. Growth   .....................    1.64%      4.15%         **         **
Global Sector  ........................    N/A           **         **         **
Value Equity   ........................    1.03%         **         **         **



Portfolio                                 1992     1991   1990     1989     1988     1987
Money Market   ........................       *      *       *      .84%   1.16%     1.63%
Bond  .................................       *    .82       *      .82%   1.07%     2.12%
Growth   ..............................       *      *       *     1.13%   1.49%     1.90%
Short-to Intermediate Government ......    1.41%     **      **       **      **        **
Global   ..............................       *      **      **       **      **        **
Strategic Total Return  ...............       **     **      **       **      **        **
Emerging Growth   .....................       **     **      **       **      **        **
Aggressive Growth .....................       **     **      **       **      **        **
Balanced ..............................       **     **      **       **      **        **
Growth & Income   .....................       **     **      **       **      **        **
Tactical Asset Allocation  ............       **     **      **       **      **        **
C.A.S.E. Growth   .....................       **     **      **       **      **        **
Global Sector  ........................       **     **      **       **      **        **
Value Equity   ........................       **     **      **       **      **        **

  * No waiver--portfolio did not exceed expense limitations.
 ** Portfolio was not in existence during this period.
    Without the advisory fee waived by WRL the ratio would be 3.28% for the International Equity Portfolio and 2.07% for the U.S. Equity Portfolio.
(c) The inception of this portfolio was December 3, 1992.
(d) The inception of the portfolio was March 1, 1993.
(e) The inception of this portfolio was March 1, 1994.
(f) The inception of this portfolio was January 3, 1995.
(g) The inception of this portfolio was May 1, 1995.
(h) The inception of this portfolio was May 1, 1996.
(i) The inception of this portfolio was January 2, 1997.

                             PORTFOLIOS AT A GLANCE

The Fund consists of twenty-one portfolios. This Prospectus provides information on sixteen portfolios of the Fund. WRL Investment Management, Inc. ("WRL Management") serves as the Fund's investment adviser ("Investment Adviser"), and contracts on behalf of each Portfolio with an investment sub-adviser ("Sub-Adviser") to provide investment advisory assistance and portfolio management advice for each Portfolio. See "Management of the Fund,"
p. 41. Each Portfolio has its own distinct investment objective and policies which are summarized below:


/diamond/ AGGRESSIVE GROWTH PORTFOLIO

OBJECTIVE: Seeks long-term capital appreciation.

INVESTMENT POLICY: The Aggressive Growth Portfolio invests primarily in a diversified, actively managed portfolio of equity securities, such as common stock or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights.

INVESTOR PROFILE: For the investor who aggressively seeks capital growth, and who can tolerate substantial volatility in the value of an investment.

SUB-ADVISER: Fred Alger Management, Inc.

/diamond/ EMERGING GROWTH PORTFOLIO

OBJECTIVE: Seeks capital appreciation by investing primarily in common stocks of small and medium-sized companies.

INVESTMENT POLICY: The Emerging Growth Portfolio invests primarily in common stocks of small and medium-sized companies. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of small and medium-sized companies, both domestic and foreign, in the early stages of their life cycle, believed to have the potential to become major enterprises.


INVESTOR PROFILE: For the investor seeking greater opportunities for growth of capital and willing to accept certain special risks. See "Portfolio Securities and Risk Factors" on p. 32.)


SUB-ADVISER: Van Kampen American Capital Asset Management, Inc.

/diamond/ INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE: Seeks long-term growth of capital.

INVESTMENT POLICY: The International Equity Portfolio invests primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign over-the-counter ("OTC") markets.

INVESTOR PROFILE: For the investor who seeks long-term growth of capital through investments in foreign securities. The investor should also be able to tolerate the significant risk factors associated with foreign investing.

CO-SUB-ADVISERS: Scottish Equitable Investment Management Limited and GE Investment Management Incorporated.

/diamond/ GLOBAL PORTFOLIO

OBJECTIVE: Seeks long-term growth of capital in a manner consistent with preservation of capital.

INVESTMENT POLICY: The Global Portfolio invests primarily in common stocks of foreign and domestic issuers.

INVESTOR PROFILE: For the investor who wants capital growth without being limited to investments in U.S. securities. The investor should also be able to tolerate the significant risk factors associated with foreign investing.

SUB-ADVISER: Janus Capital Corporation

/diamond/ GROWTH PORTFOLIO

OBJECTIVE: Seeks growth of capital.

INVESTMENT POLICY: The Growth Portfolio invests primarily in common stocks listed on a national securities exchange or traded on NASDAQ, which the Portfolio's Sub-Adviser believes have a good potential for capital growth.

INVESTOR PROFILE: For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.

SUB-ADVISER: Janus Capital Corporation

/diamond/ C.A.S.E. GROWTH PORTFOLIO

OBJECTIVE: Seeks capital growth through investments in common stocks of small to medium-sized companies.

INVESTMENT POLICY: The C.A.S.E. Growth Portfolio will primarily invest in smaller, less well-established companies, with limited product lines and financial resources. The Portfolio, however, seeks to invest in such companies with above-market growth characteristics in several investment classifications including sales, earnings, returns and institutional support.

INVESTOR PROFILE: For the investor who seeks growth in excess of the Standard & Poor's Index of 500 Common

Stocks (the "S&P 500") on a quarterly basis, but wants a diversified portfolio that seeks to have investments in companies that have below-market risk characteristics. The investor should be comfortable with the price fluctuations of a stock portfolio.

SUB-ADVISER: C.A.S.E. Management, Inc.

/diamond/ U.S. EQUITY PORTFOLIO

OBJECTIVE: Seeks long-term growth of capital.

INVESTMENT POLICY: The U.S. Equity Portfolio invests primarily in equity securities of U.S. companies. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity securities, consisting of common stocks and preferred stocks, and securities convertible into common stocks, consisting of convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. companies.

INVESTOR PROFILE: For the investor seeking growth from a broadly diversified portfolio consisting of both "value" and "growth" equities, which the Portfolio's Sub-Adviser believes will have characteristics similar to the S&P 500 and the potential to outperform the S&P 500 on a total return basis. The investor should be comfortable with the price fluctuations of a stock portfolio.

SUB-ADVISER: GE Investment Management Incorporated

/diamond/ VALUE EQUITY PORTFOLIO

OBJECTIVE: Seeks to achieve maximum, consistent total return with minimum risk to principal.

INVESTMENT POLICY: The Value Equity Portfolio invests primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase.

INVESTOR PROFILE: For the investor who seeks both capital preservation and long-term capital appreciation.

SUB-ADVISER: NWQ Investment Management Company, Inc.

/diamond/ GLOBAL SECTOR PORTFOLIO

OBJECTIVE: Seeks growth of capital.

INVESTMENT POLICY: The Global Sector Portfolio follows an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest primarily in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; real estate investment trusts ("REITs"); equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold; gold bullion; and domestic money market instruments.

INVESTOR PROFILE: For the investor who seeks long-term capital appreciation and protection of buying power who, at the same time, can tolerate an increased exposure to risk. The Portfolio is geared towards investors willing to concentrate in industries and countries that offer an opportunity for greater capital appreciation and are willing to take the additional risks associated with sector investing and asset rotation.

SUB-ADVISER: Meridian Investment Management Corporation (Prior to March 1, 1997, INVESCO Global Asset Management Limited served as Co-Sub-Adviser to this Portfolio.)

/diamond/ TACTICAL ASSET ALLOCATION PORTFOLIO

OBJECTIVE: Seeks preservation of capital and competitive investment returns.

INVESTMENT POLICY: The Tactical Asset Allocation Portfolio invests primarily in stocks, U.S. Treasury bonds, notes and bills, and money market funds.

INVESTOR PROFILE: For the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

SUB-ADVISER: Dean Investment Associates

/diamond/ STRATEGIC TOTAL RETURN PORTFOLIO

OBJECTIVE: Seeks to provide current income, long-term growth of income and capital appreciation.

INVESTMENT POLICY: The Strategic Total Return Portfolio invests primarily in a blend of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, and fixed-income securities.

INVESTOR PROFILE: For the investor who wants current income with the prospect of income growth, plus the prospect of capital growth. The investor should be comfortable with the price fluctuations of a stock portfolio that invests in both equity and fixed income securities.

SUB-ADVISER: Luther King Capital Management Corporation

/diamond/ GROWTH & INCOME PORTFOLIO

OBJECTIVE: Seeks total return by investing in securities that have defensive characteristics.

INVESTMENT POLICY: The Growth & Income Portfolio invests primarily in a diversified portfolio of equity and debt securities with an emphasis on sector investing.

INVESTOR PROFILE: For the investor who seeks high current income and moderate capital appreciation and is willing to accept certain special risks associated with sector investing.

SUB-ADVISER: Federated Investment Counseling

/diamond/ BALANCED PORTFOLIO

OBJECTIVE: Seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns.

INVESTMENT POLICY: The Balanced Portfolio invests primarily in common stock, convertible securities and fixed-income securities.

INVESTOR PROFILE: For the investor who wants capital growth and income from the same investment, but who also wants an investment which has the prospect of sustaining its interim principal value through maintaining a balance between equity and debt. The Portfolio is not designed for investors who desire a consistent level of income.

SUB-ADVISER: AEGON USA Investment Management, Inc.

/diamond/ BOND PORTFOLIO

OBJECTIVE: Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital by investing in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities.

INVESTMENT POLICY: The Bond Portfolio invests at least 65% of assets in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities.

INVESTOR PROFILE: For the investor seeking current income consistent with preservation of capital, and who can tolerate the fluctuation in the principal associated with changes in interest rates.

SUB-ADVISER: Janus Capital Corporation

/diamond/ SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO

OBJECTIVE: Seeks as high a level of current income as is consistent with preservation of capital.

INVESTMENT POLICY: The Short-to-Intermediate Government Portfolio seeks to achieve its objective by investing primarily in U.S. Government securities. At least 65% of the Portfolio's total assets will be invested in U.S. Government securities, including repurchase agreements with respect to U.S. Government securities.

INVESTOR PROFILE: For the investor seeking current income consistent with preservation of capital, and who can tolerate the fluctuation in the principal associated with changes in interest rates.

SUB-ADVISER: AEGON USA Investment Management, Inc.

/diamond/ MONEY MARKET PORTFOLIO

OBJECTIVE: Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

INVESTMENT POLICY: The Money Market Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days by investing in U.S. dollar-denominated securities which have effective maturities of not more than 13 months and present minimal credit risks.

INVESTOR PROFILE: For the investor seeking current income, preservation of capital and maintenance of liquidity.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

                            PERFORMANCE INFORMATION

The Fund may include quotations of a Portfolio's total return or yield in connection with the total return for the appropriate Separate Account, in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations for a Portfolio reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield will not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information which show total return and yield for the Separate Accounts, Policies or Annuity Contracts.

/diamond/ TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a Portfolio held for a stated period of time as of a stated ending date. When a Portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a Portfolio's investment advisory fees and direct Portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

The rates of return shown below depict the actual investment experience of each of the Portfolios for the periods shown. (The International Equity and U.S. Equity Portfolios had not commenced operations as of December 31, 1996, so performance information is not yet available for these Portfolios.) THE INFORMATION PROVIDED BELOW SHOWS THE HISTORICAL INVESTMENT EXPERIENCE OF EACH OF THE PORTFOLIOS. IT DOES NOT REPRESENT PROJECTED FUTURE INVESTMENT PERFORMANCE.

Also shown are comparable figures for the unmanaged S & P 500 and IBC's Taxable Money Funds, widely used measures of market performance.

                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                  FOR THE PERIODS ENDED ON DECEMBER 31, 1996

                                                                                         Inception
Fund Portfolio                 Inception     10 Years      5 Years        1 Year            Date
----------------------------   -----------   -----------   -----------   -----------   -----------------
Aggressive Growth                 15.50%         N/A           N/A          10.45%      March 1, 1994
Emerging Growth                   20.04%         N/A           N/A          18.88%      March 1, 1993
International Equity               N/A           N/A           N/A           N/A       January 1, 1997
 Global                           20.82%         N/A           N/A          27.74%     December 3, 1992
 Growth                           17.66%        17.98%        11.11%        17.96%     October 2, 1986
C.A.S.E. Growth                   23.22%         N/A           N/A          17.50%        May 1, 1995
U.S. Equity                        N/A           N/A           N/A           N/A       January 1, 1997
Value Equity                      13.19%         N/A           N/A           N/A          May 1, 1996
Global Sector                      6.08%         N/A           N/A           N/A          May 1, 1996
Tactical Asset Allocation         17.27%         N/A           N/A          14.42%     January 3, 1995
Strategic Total Return (1)        13.36%         N/A           N/A          15.00%      March 1, 1993
Growth & Income (2)               10.69%         N/A           N/A          11.64%      March 1, 1994
 Balanced                          8.19%         N/A           N/A          10.72%      March 1, 1994
 Bond                              7.63%         7.40%         6.77%         0.14%     October 2, 1986
 Short-to-Intermediate
 Government                        5.18%         N/A           N/A           3.48%     December 3, 1992
Money Market                       4.98%         4.99%         3.86%         5.03%     October 2, 1986
Standard & Poor's Index
 of 500 Common Stocks             15.46%        15.28%        15.22%        22.96%
IBC's Taxable Money Funds          5.55%         N/A           4.03%         4.85%

--------------
(1) Prior to May 1, 1997, this Portfolio was known as Equity-Income Portfolio.
(2) Prior to May 1, 1997, this Portfolio was known as Utility Portfolio.

/diamond/ YIELD

Yield quotations for the Bond Portfolio and the Short-to-Intermediate Government Portfolio refer to the income generated by a hypothetical investment in a Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

The Money Market Portfolio yield quotation refers to the income generated by a hypothetical investment in the

Money Market Portfolio over a specified seven-day period if that level of income were generated for 52 consecutive weeks and expressed as an annual percentage rate of return. The quotation of compound effective yield for the Money Market Portfolio refers to the same calculation adjusted to reflect the compounding effect of earnings on reinvested dividends.

/diamond/ PERFORMANCE SHOWN IN ADVERTISING

The Portfolios may disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total returns for a Portfolio for periods in addition to those required to be presented. They may also disclose other nonstandardized data, such as cumulative total returns, actual year-by-year returns, or any combination thereof.

/diamond/ PERFORMANCE RANKINGS AND COMPARISONS TO STANDARD INDEXES

Performance of the Portfolios may also be compared to: (1) indexes, such as the S&P 500, the Dow Jones Industrial Average or other widely recognized indexes;
(2) other mutual funds whose performance is reported by all or any of Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar"), or as reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indexes, such as the S&P 500, may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expenses associated with operating and managing a fund. In connection with a ranking, a Portfolio will also provide information in sales literature, advertisements, and reports with respect to the ranking, including the particular category of fund to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of any fee waivers and/or expense reimbursements.

/diamond/ SUB-ADVISER PERFORMANCE

A Portfolio may disclose in advertisements, supplemental sales literature, and reports to Policyholders or to prospective investors total returns of an EXISTING SEC-REGISTERED fund that is managed by the Portfolio's Sub-Adviser and that has investment objectives, policies, and strategies substantially similar to those of such Portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE DESIGNATED PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AS THE DESIGNATED PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. For example, any Portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund, due to, among other things, certain inherent differences between a Portfolio and the Similar Sub-Adviser Fund.

The table below sets forth certain Portfolios of the Fund and, for each Portfolio's respective Similar Sub-Adviser Fund, the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 1996. These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than its corresponding Portfolio of the Fund. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF ANY PORTFOLIOS.

                                      SIMILAR SUB-ADVISER FUND PERFORMANCE
                                                                             AVERAGE ANNUAL TOTAL RETURN
                                                                                  (WITH SALES LOADS)
                          SIMILAR                                                                   10 YEARS
                        SUB-ADVISER       INCEPTION       TOTAL                                     OR SINCE
PORTFOLIO                  FUND              DATE         ASSETS          1 YEAR       5 YEARS     INCEPTION
GLOBAL PORTFOLIO    Janus Worldwide        5/15/91    5,046,304,293        26.40(1)   17.45(1)        19.86(1)
 Aggressive         The Alger Fund
Growth Portfolio   Capital Appreciation    11/1/93      156,027,971         9.79(2)    N/A(2)         28.50
 Emerging           Van Kampen
Growth Portfolio    American Capital       Class A
                    Emerging Growth        10/2/70        1,652,300        11.13(3)   15.21(3)        16.54(3)

--------------
(1) The Janus Worldwide Fund does not have a sales load.
(2) Total return reflects a deferred sales load of - 5.0% during the first year and 2.0% during the fifth year.
(3) Total returns are for Class A shares of the Van Kampen American Capital Emerging Growth Fund and reflect a deduction of a 5.75% front end sales load. The fund also has Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns.

                               SIMILAR SUB-ADVISER FUND PERFORMANCE
                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                          (WITHOUT SALES LOADS)
                          SIMILAR                                                        10 YEARS
                        SUB-ADVISER       INCEPTION       TOTAL                          OR SINCE
PORTFOLIO                  FUND              DATE         ASSETS      1 YEAR   5 YEARS   INCEPTION
GLOBAL PORTFOLIO    Janus Worldwide        5/15/91    5,046,304,293    26.40    17.45      19.86
 Aggressive         The Alger Fund
Growth Portfolio   Capital Appreciation    11/1/93      156,027,971    13.80     N/A       28.90
 Emerging           Van Kampen
Growth Portfolio    American Capital       Class A
                    Emerging Growth        10/2/70        1,652,300    17.91    16.58      17.23



THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES AND ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "OTHER PORTFOLIOS.")

(See the SAI for more information about the Portfolios' performance.)

                            THE PORTFOLIOS IN DETAIL

     This section takes a closer look at each Portfolio's policies and techniques, and the securities in which the Portfolios invest. PLEASE CAREFULLY REVIEW THE "OTHER INVESTMENT POLICIES AND RESTRICTIONS" AND "PORTFOLIO SECURITIES AND RISK FACTORS" SECTIONS OF THIS PROSPECTUS FOR A DESCRIPTION OF EACH OF THE PORTFOLIO INVESTMENTS IDENTIFIED BELOW AND THE RISKS ASSOCIATED WITH THOSE INVESTMENTS. You should carefully consider your goals, time horizon and risk tolerance before choosing a Portfolio.

     Each Portfolio's investment objective and, unless otherwise noted, investment policies and techniques, may be changed by the Board of Directors of the Fund (the "Fund's Board") without Shareholder or Policyholder approval. A change in the investment objective or policies of a Portfolio may result in that Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment. You will be notified of any such change so that you may determine whether that Portfolio remains an appropriate investment for your Policy or Annuity Contract. More information about each Portfolio's investment techniques and restrictions is set forth in the Fund's SAI, which is available without charge upon request.

PORTFOLIO POLICIES AND TECHNIQUES

/diamond/ AGGRESSIVE GROWTH PORTFOLIO

The Aggressive Growth Portfolio seeks to achieve its investment objective by investing in a diversified, actively managed portfolio of equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio may engage in leveraging and options and futures transactions, which are deemed to be speculative and which may increase fluctuations in the Portfolio's net asset value.

Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size. The Portfolio will generally invest in companies whose securities are traded on domestic stock exchanges or in the OTC market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress (owing to factors such as management changes or development of new technology, products or markets), or may be companies providing products or services with a high unit volume growth rate.

To afford the Portfolio the flexibility to take advantage of new opportunities for investment in accordance with its investment objective, the Portfolio may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives. The Portfolio will only invest in convertible debt securities rated in one of the three highest rating categories by any nationally recognized statistical rating organizations ("NRSRO"). (See Appendix A, for further information on such ratings.)

The Portfolio may also borrow money for the purchase of additional securities (leverage). The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing. Funds that leverage through borrowing, which is a speculative technique, offer an opportunity for greater capital appreciation, but at the same time increase exposure to capital risk.

The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and it may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts.

The Portfolio may also invest in short sales; restricted and illiquid (up to 15% of net assets) securities (including those issued under Rule 144A); U.S. Government securities; foreign bank obligations; variable rate master demand notes; and repurchase agreements.

               /diamond/ /diamond/ /diamond/ /diamond/ /diamond/

/diamond/ EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio seeks to achieve its investment objective by investing primarily in common stocks of small and medium-sized companies. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of small and medium-sized companies, both domestic and foreign, in the early stages of their life cycle, that the Sub-Adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

The Portfolio does not limit its investments to any single group or type of security. The Portfolio does not intend to invest more than 5% of its net assets in unseasoned companies or special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more than likely to experience unexpected fluctuations in price.

The Portfolio's primary approach is to seek what the Sub-Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.

While the Portfolio invests primarily in common stocks, it may invest to a limited extent in other securities such as preferred stocks, convertible securities, warrants (up to 5% of assets), illiquid securities (up to 15% of its net assets), repurchase agreements, restricted securities (up to 5% of assets) and up to 20% of its total assets in securities of foreign issuers, including American Depositary Receipts ("ADRs").

The Portfolio expects to utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the Portfolio's investment portfolio and the Sub-Adviser's expectations concerning the securities markets.

In times of stable or rising stock prices, the Portfolio generally seeks to obtain maximum exposure to the stock market, I.E., to be "fully invested." Even when the Portfolio is fully invested, the Sub-Adviser believes that prudent management may require that at least a small portfolio of assets be available as cash to honor redemption requests and for other short term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the Portfolio can "equitize" the cash portion of its assets and obtain equivalent performance to investing 100% of its assets in equity securities.

Although the Portfolio's assets will be invested primarily in equity securities at most times, the Portfolio's assets may be invested up to 100% in U.S. Government securities, high-grade commercial paper, cash, high-quality money market instruments, corporate bonds and debentures, preferred stocks or certificates of deposit of commercial banks, when, in the opinion of the Sub-Adviser, a temporary defensive position is warranted, or so that the Portfolio may receive a return on its idle cash.

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/diamond/ INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio seeks to achieve its investment objective by investing primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign OTC markets. While the Portfolio will primarily invest in common stock, the Portfolio may also invest in preferred stocks, convertible securities, warrants or rights, or fixed-income instruments when the Co-Sub-Advisers deem appropriate.


Division of daily cash inflows attributable to shares purchased by the Separate Accounts and periodic rebalancing of portfolio assets managed by each Co-Sub-Adviser will be made with the objective of keeping equal the total assets managed by each Co-Sub-Adviser. It is anticipated that each Co-Sub-Adviser may purchase securities for the Portfolio with its allocation of daily cash inflows which are different from the securities purchased by the other Co-Sub-Adviser with its respective allocation. In return, each Co-Sub-Adviser will receive compensation, paid monthly, equal to 50% of the investment management fees received by the Investment Adviser with respect to the amount of Portfolio assets managed by each Co-Sub-Adviser during such period, and, until at least April 30, 1998, less 50% of the amount of any excess expenses paid by the Investment Adviser on behalf of the Portfolio pursuant to an expense limitation (see "Management of the Fund - Investment Adviser," p. 41).


The Portfolio will seek to be invested in a minimum of 50 stocks of issuers from approximately 15-25 countries, based on (i) the country in which an issuer is organized; (ii) the country from which an issuer derives at least 50% of its revenues or profits; or (iii) the principal trading market for the issuer's securities. Under normal circumstances, the Portfolio will not be invested in issuers of fewer than twelve countries other than the U.S. at any time. (For this purpose, ADRs, European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") will be considered to be issued by the issuer of the securities underlying the receipt.) Typically, the Portfolio will be invested broadly, not only in the larger stock markets of the United Kingdom, Continental

Europe, Japan and the Far East, but also, to a lesser extent, in the smaller stock markets of Asia, Europe and Latin America.

At any time, overseas economies may not be moving in the same direction and will be subject to substantially different fiscal and monetary policies. These provide situations the Portfolio will aim to exploit. The Portfolio will aim to add value through both active country allocation and stock selection in international equity markets.

In selecting investments on behalf of the Portfolio, GE Investment Management Incorporated ("GEIM") seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth and high quality management.

In selecting investments on behalf of the Portfolio, Scottish Equitable Investment Management Limited ("Scottish Equitable"), seeks initially to identify countries where economic growth conditions are favorable (through analysis of gross domestic product growth rates, inflation, interest rates and other economic factors), and where stock market valuations generally do not fully reflect growth potential. Scottish Equitable then seeks to identify within each of the individual markets, companies whose earnings are undervalued (that is, where future earnings potential is not reflected in the present share price). Scottish Equitable will utilize measures of value appropriate to local market conditions, which may include low price earnings ratios, low price to book value, low price to cash flow ratios, as well as considering such factors as industry position and management quality.


Under normal circumstances, the Portfolio will seek to invest as described above, and may for cash management purposes and to meet operating expenses, invest a portion of its total assets in cash and/or money market instruments as described under "Portfolio Securities and Risk Factors" p. 31, pending investment in accordance with its investment objective and policies. During periods when a Co-Sub-Adviser believes there are unstable market, economic, political or currency conditions abroad, the Portfolio may assume a temporary defensive posture and (i) restrict the securities markets in which its assets will be invested and/or invest all or a significant portion of its assets in securities of the types described above issued by companies incorporated in and/or having their principal activities in the United States, or (ii) without limitation, hold cash and/or invest in such money market instruments. To the extent that it holds cash or invests in money market instruments, the Portfolio may not achieve its investment objective of long-term growth of capital.


The Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and related options, forward foreign currency contracts, and interest rate swaps, caps and floors for hedging purposes only and not for speculation, subject to certain limitations.

The Portfolio may invest in convertible securities; stock index futures contracts, including indexes on specific securities, as a hedge against changes
in the market value of common stocks; interest rate future contracts as       a
hedge against changes in interest rates; and illiquid securities (up to 15% of net assets).

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/diamond/ GLOBAL PORTFOLIO

The Global Portfolio seeks to achieve its investment objective by investing in companies on a worldwide basis, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments will, therefore, be incidental to the Portfolio's objective.

The Portfolio's assets will normally be invested in securities of issuers from at least five different countries, including the United States. The Portfolio may, on a temporary basis, invest all of its assets in less than five, or even a single country. When recommending allocations of the Portfolio's investments among regions and countries, the Portfolio's Sub-Adviser considers various factors such as prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships.

Although it is the policy of the Portfolio to purchase and hold securities for long-term capital growth in a manner consistent with preservation of capital, changes in the Portfolio will generally be made when the Sub-Adviser believes they are advisable, typically either as a result of a security having reached a price objective or by reason of developments not foreseen at the time of the security's purchase.

Because the sale of a security ordinarily will be made without reference to the length of time the security has been held, a significant number of short-term transactions may result. The rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when a security has been held for an insufficient length of time. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio. These are ultimately borne by the Policyholders.

The Sub-Adviser seeks to reduce the risks associated with these considerations through diversification and active professional management.

The Portfolio seeks to invest substantially all of its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in equity securities. Common stock investments are selected from industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

Although the assets of the Portfolio are ordinarily invested in common stocks at most times, the Portfolio may increase its cash position (up to 100% of assets) when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in Government securities, corporate bonds and debentures, bank obligations, high-grade commercial paper, preferred stocks, certificates of deposits or other securities of U.S. issuers. These investments will be made when the Sub-Adviser perceives an opportunity for capital growth from such securities, or to enable the Portfolio to receive a competitive return on its uninvested cash.

The Portfolio's investments in debt securities will be made in securities of U.S. and foreign companies, the U.S. Government, foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other government entities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may also invest in futures contracts, related options, repurchase and reverse repurchase agreements, forward foreign currency contracts and other derivative instruments, up to 5% in high-yield bonds, and when issued securities (up to 20% of its assets).

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/diamond/ GROWTH PORTFOLIO

The Growth Portfolio seeks to achieve its investment objective by investing substantially all of its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities.

Common stock investments are selected in industries and companies which the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks issued by companies with earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their growth potential; investment income is not a consideration.

Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. In such case, the Portfolio may invest in Government securities, high-grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities.

The Portfolio may also invest in repurchase and reverse repurchase agreements, illiquid securities (up to 15% of its net assets), futures contracts, related options, forward foreign currency contracts, and other derivatives, and when-issued securities (up to 20% of its assets). The Portfolio may also invest up to 25% of its net assets in foreign securities (which may be purchased through ADRs, EDRs and GDRs, as well as directly) and up to 5% in high-yield bonds.

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/diamond/ C.A.S.E. GROWTH PORTFOLIO

The C.A.S.E. Growth Portfolio seeks to achieve its investment objective through investments in small to medium-sized companies. For these purposes, the Sub-Adviser considers "small cap" stocks to be stocks issued by companies with market capitalization of between $50 million and $500 million. The Sub-Adviser considers

"mid-capitalization" stocks to be stocks issued by companies with market capitalization of between $350 million and $3 billion. (Companies with market capitalization from $350 million to $500 million may be classified by the Sub-Adviser as either small cap or medium cap, depending upon the Sub-Adviser's evaluation of the liquidity of trading in the company's stock.)

This Portfolio will generally invest in smaller, less well-established companies, with limited product lines and financial resources. The Portfolio seeks, however, to invest in such companies with above-market growth characteristics in several investment classifications including sales, earnings, returns and institutional support. Income derived is incidental to the Portfolio's investment objective.

The Portfolio seeks to invest substantially all if its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected from industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

The Portfolio invests in common stocks traded on recognized securities exchanges and in the OTC market. The Portfolio generally intends to invest in medium-to small-sized companies which exhibit sustainable above-market characteristics in sales, earnings, rates of return, insider and institutional buying. The Sub-Adviser intends to be aggressive in its efforts to increase Policyholders' capital by investing primarily in companies which are likely to benefit from the comparatively strong conditional and fundamental circumstances uncovered by the Sub-Adviser's analysis.

The Portfolio will invest in securities of companies that appear to be under-valued from several vantage points and which, in the opinion of the Sub-Adviser, demonstrate the characteristics for significant future growth. As a result of these investment policies, the market price of many of the securities purchased by the Portfolio may fluctuate widely; and any income received by the Portfolio from these securities will be incidental. Investors should be aware that whenever the securities markets become volatile, secondary growth securities such as those in which the Portfolio will invest have historically become even more so. The Sub-Adviser, nonetheless, believes that small to middle capitalization securities in emerging markets often have sales and earnings growth rates which exceed more developed companies. Such growth rates may in turn be reflected in more rapid share price appreciation.

Although it is the policy of the Portfolio to purchase and hold securities for long-term capital growth, changes in the Portfolio will generally be made whenever the Sub-Adviser believes they are advisable. Because investment changes ordinarily will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. The rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for an insufficient length of time.

Although the assets of the Portfolio are ordinarily invested in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S.issuers when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash.

The Portfolio's investments in debt securities will be made in securities of U.S. and foreign companies, the U.S. Government, foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other governmental entities. The Portfolio does not presently intend to invest more than 5% of its assets in debt securities rated less than investment grade.

Subject to certain limitations, the Portfolio may engage in hedging strategies involving futures contracts and related options, forward currency contracts, and interest rate swaps, caps and floors.

The Portfolio may engage in hedging strategies to attempt to reduce the overall length of investment risk that normally would be expected to be associated with the Portfolio's securities, and to attempt to protect the Portfolio against market movements that might adversely affect the value of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective.

The Portfolio may invest in repurchase and reverse repurchase agreements, illiquid securities (up to 15% of its net assets), when-issued securities and "special situations." (The Portfolio does not intend to invest more than 20% of its assets in when-issued securities.)

The Portfolio may invest up to 25% of its net assets in the securities of foreign issuers and obligors. Investments may be made in both domestic and foreign companies. If appropriate and available, the Sub-Adviser may purchase foreign securities through ADRs, EDRs, GDRs and other types of receipts of shares evidencing ownership of the underlying foreign securities.

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/diamond/ U.S. EQUITY PORTFOLIO

The U.S. Equity Portfolio seeks to achieve its investment objective through investment primarily in equity securities of U.S. companies. In pursuing its objective, the Portfolio, under normal conditions, invests at least 65% of its assets in equity securities, including common stocks and preferred stocks, and securities convertible into common stocks, including convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. companies. In managing the assets of the Portfolio, the Sub-Adviser uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that may have low price-to-earnings ratios, or high yields, or that sell for less than intrinsic value as determined by the Sub-Adviser, or that appear attractive on a dividend discount model. These securities generally are sold from the Portfolio's portfolio when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The Portfolio holds these securities until the Sub-Adviser determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

In investing on behalf of the Portfolio, the Sub-Adviser seeks to produce a portfolio that it believes will have similar characteristics to the S&P 500, by virtue of blending investments in both "value" and "growth" securities. Since the Portfolio's strategy seeks to combine the basic elements of companies comprising the S&P 500, but is designed to select investments deemed to be the most attractive within each category, the Sub-Adviser believes that the strategy should be capable of outperforming the U.S. equity market as reflected by the S&P 500 on a total return basis.

The equity securities issued by U.S. companies in which the Portfolio invests typically are traded on U.S. securities exchanges; those U.S. equity securities held by the Portfolio that are not exchange-traded are non-publicly traded or traded in the U.S. OTC market. Up to 15% of the Portfolio's assets may be invested in foreign securities.

The Portfolio also may invest in certain equity-indexed securities and securities of foreign issuers in the form of depositary receipts.

The Portfolio may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when the Sub-Adviser determines that investing in these kinds of debt securities is consistent with the Portfolio's investment objective of long-term growth of capital. The Sub-Adviser believes that such a determination could be made, for example, upon the Portfolio's investing in the debt securities of a company whose securities the Sub-Adviser anticipates will increase in value as a result of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. In addition, the Sub-Adviser believes such a determination could be made with respect to an investment by the Portfolio in debt instruments issued by a governmental entity upon the Sub-Adviser's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or labor conditions of the country in which the governmental entity is located.


During normal market conditions, a portion of the Portfolio's total assets may be held in cash and/or invested in money market instruments of the types described on p. 31 under "Portfolio Securities and Risk Factors" for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies, and to meet operating expenses. During periods in which the Sub-Adviser believes that investment opportunities in the U.S. equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of U.S. equity securities), the Portfolio may, for temporary defensive purposes, hold cash and/or invest in the same types of money market instruments without limitation. Included among the money market instruments in which the Portfolio may invest are repurchase agreements. To the extent that it holds cash or invests in money market instruments, the Portfolio may not achieve its investment objective of long-term growth of capital.


The Portfolio's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Portfolio's assets may be invested in securities rated lower than investment grade. A security is considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poors Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or has received an equivalent rating from an NRSRO or, if unrated, is deemed by the Sub-Adviser to be of comparable quality. (See Appendix A for a description of debt securities ratings.)

The Portfolio, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, illiquid securities, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (each, a "Rule 144A Security" and collectively, "Rule 144A Securities"). In addition, the Portfolio may engage in the following types of investment techniques and strategies: purchasing put and call options on securities; writing put and call options on securities; purchasing put and call options on securities indexes; entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market; engaging in forward currency transactions; purchasing and writing put and call options on foreign currencies; entering into securities transactions on a when-issued or delayed-delivery basis; and lending portfolio securities.

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/diamond/ VALUE EQUITY PORTFOLIO

The Value Equity Portfolio seeks to achieve its investment objective by investing its assets in common stocks with above-average statistical value which the Sub-Adviser believes are in fundamentally attractive industries and are undervalued at the time of purchase. The Sub-Adviser will seek to identify stocks of above-average statistical value by using statistical measures to screen for below-average price-to earnings and price-to-book value ratios, above-average dividend yields and strong financial stability.

The Sub-Adviser will begin the process of evaluating potential common stock and equity-related securities investments by screening a universe of 1,100 companies, primarily of medium to large capitalization. For these purposes, the Sub-Adviser considers medium capitalization stocks to be stocks issued by companies with market capitalization of between $500 million and $3 billion, and large capitalization stocks to be those stocks issued by companies with market capitalization in excess of $3 billion. Investments in companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets.

The process used by the Sub-Adviser to identify promising, under-valued companies within this universe of companies may be different from those of other value-oriented investment managers in the following ways: the use of earnings averaged over both strong and weak periods to value cyclical companies; a focus on quality of earnings; investment in relative value; and concentration in industries/sectors having strong long-term fundamentals.

As a part of multi-disciplined approach to capturing value, the Sub-Adviser first seeks to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals used in this decision making process are business trend analysis (to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply), direction of inflation and interest rates, and expansion/contraction of business cycles. The Sub-Adviser utilizes in-house capabilities, in addition to independent resources, for economic, industry and securities research.

Following this initial phase, approximately 200 companies that the Sub-Adviser believes have above-average statistical value and are in a sector identified as having positive fundamentals on a long-term basis will be actively followed. Company visits and interviews with management augment fundamental research in seeking to identify the potential value in these investments. The Portfolio will seek to be concentrated in those industries with positive fundamentals and likewise will seek to minimize risk by avoiding industries with deteriorating long-term fundamentals.

The Sub-Adviser anticipates that the majority of the investments in the Portfolio will be in U.S.-based companies. However, from time to time, securities of foreign based companies may be purchased, in accordance with the selection process outlined above. The Portfolio presently intends to limit its investment in foreign securities and ADRs to up to 25% of its total assets.

In seeking to meet its investment objective, the Portfolio may invest in any type of security whose investment characteristics are consistent with the Portfolio's investment policies and techniques. Some of the other securities the Portfolio may invest in are repurchase agreements (up to 25% of its total assets); certificates of deposit and certain bankers' acceptance and other securities; when-issued, delayed settlement or forward delivery securities; short-term investments; illiquid securities (up to 15% of its net assets) and Rule 144A securities; and non-investment grade convertible bonds and preferred stock (up to 10% of its assets).

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/diamond/ GLOBAL SECTOR PORTFOLIO

The Global Sector Portfolio seeks to achieve its investment objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; exchange-traded or OTC REITs; equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold ("gold stocks"); gold bullion; and domestic money market instruments. The Sub-Adviser determines the allocation of the Portfolio's assets among the asset categories described above, based on proprietary quantitative research.

The Portfolio is not required to maintain a portion of its assets in each of the permitted asset categories. The Portfolio, however, under normal circumstances, will maintain a minimum of 20% of its total assets in equity securities and 10% in debt securities. The Portfolio may, however, invest up to 100% of its total assets in equity securities and up to 70% in debt securities. For temporary defensive purposes, during times of unusual market conditions, the Portfolio may invest 100% of its assets in short-term securities. (See the SAI for a detailed description of these instruments.)

The Portfolio will not invest more than 20% of its total assets in gold stocks.

The Portfolio will not invest more than 25% of its total assets in the securities of any single country, other than the U.S. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of issuers domiciled in at least three countries, one of which may be the U.S., although the Sub-Adviser expects the Portfolio's investments to be allocated among a larger number of countries. The percentage of the Portfolio's assets invested in securities of U.S. issuers normally will be higher than that invested in securities of issuers domiciled in any other single country. However, it is possible that at times the Portfolio may have 65% or more (but not more than 80%) of its total assets invested in foreign securities.

Market sectors within the asset categories include the industry, country or bond markets available for investment.

The Portfolio's investment in stocks, bonds and cash securities may vary from time to time, depending upon the Sub-Adviser's assessment of business, economic and market conditions. If the Sub-Adviser's assessment determines these conditions to be abnormal, the Portfolio may depart from its basic investment objective and assume a temporary defensive position, with up to 100% of its assets invested in U.S. Government and agency securities, investment grade corporate bonds or cash securities such as domestic certificates of deposit and bankers' acceptances, repurchase agreements and commercial paper. (See the SAI for a description of these securities.)

The Portfolio reserves the right to hold equity, debt and cash securities, in whatever proportion is deemed desirable, at any time for defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited; however, the ability to maintain a defensive position enables the Portfolio to seek to avoid capital losses during market downturns. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in cash securities.

In selecting equity securities (common stocks and, to a lesser degree, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities) in which the Portfolio invests, the Sub-Adviser attempts to identify companies that have demonstrated or, in the Sub-Adviser's opinion, are likely to demonstrate in the future, strong earnings growth relative to other companies in the same industry or country. The dividend payment records of companies are also considered. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the OTC market.

Most of the debt securities (corporate bonds, commercial paper, debt securities issued by the U.S. Government, its agencies and instrumentalities, or foreign governments, asset-backed securities and zero coupon bonds) in which the Portfolio may invest must be rated in the four highest grades as determined by Moody's or S&P. However, the Portfolio may also invest up to 15% of its total assets in debt securities rated below these four levels (commonly referred to as "junk bonds"). In no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by S&P. (See Appendix A for a description of debt securities ratings.)

In order to hedge its portfolio, the Portfolio may purchase and write options on securities (including index options and options on foreign securities), and may invest in futures contracts for the purchase or sale of debt securities and instruments based on financial indexes (collectively, "futures contracts"), options on futures contracts and interest rate swaps and swap-related products. As a hedge against fluctuations in foreign exchange rates, pending the settlement of transactions in foreign securities or during the time the Portfolio holds foreign securities, the Portfolio may enter into forward foreign currency contracts.

Investments made by the Portfolio in short-term securities may include repurchase agreements. The Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio.

/diamond/ TACTICAL ASSET ALLOCATION PORTFOLIO

The Tactical Asset Allocation Portfolio seeks to achieve its investment objective by investing primarily in stocks, U.S. Treasury bonds, notes and bills, and money market funds. The Portfolio will seek to achieve income yield in excess of the dividend income yield of the S&P 500. The Portfolio seeks to invest its assets primarily in income producing common or preferred stock, while the remainder of the Portfolio will ordinarily be invested in debt obligations, typically some of which will be convertible into common stock.

The principles by which the Sub-Adviser makes its stock selection are based on value investing - combining safety of principal with above average returns. A company is attractive if it is reasonably priced and the Sub-Adviser believes it will perform better than the current expectations for earning/cash flow over the next several years.

The Sub-Adviser's focus is on primarily high quality, liquid, large capitalization stocks. The selection process starts with a "bottom-up" screening of the market to identify stocks that are statistically undervalued, based on financial characteristics such as Price to Cash Flow, Price to Sales, Price to Earnings, Dividend Yield, and Return on Equity relative to the stock's historical norms.

The Sub-Adviser believes that investors' expectations and the company's operating performance ultimately determine which statistically "undervalued" stocks make good investments. Finally, undervalued stocks, by definition, are out of favor with most investors. Therefore, the analysis of the Sub-Adviser includes a thorough fundamental and technical evaluation of stocks to determine their likely prospects for positive investment performance. The Sub-Adviser's goal is to choose stocks which the market has undervalued based on "overreaction" to perceived risks.

A stock's fundamentals dominate the selection process. However, technical analysis is used to improve the timeliness of the Sub-Adviser's trading decisions.

The Sub-Adviser utilizes a series of linear statistical models that attempt to forecast total stock market returns for both short (12 to 18 months) and long (36 to 60 months) run time periods. These time series models assist the Sub-Adviser in comparing the risks and rewards of holding stocks versus treasury notes and money market funds, and assist the Sub-Adviser in determining when to "tactically" adjust the asset allocation through a gradual shifting of assets among stocks, U.S. Treasury bonds and notes, and money market funds. A combination of fundamental, technical, subjective and monetary variables are used in the forecasting models.

The Portfolio may invest up to 25% of its total assets in equity securities of foreign issuers. It is anticipated that most of the Portfolio's investments in securities of foreign issuers will be ADRs. The Portfolio may also invest in American Depositary Shares ("ADSs").

The Portfolio may also invest in U.S. Government securities, corporate bonds and debentures, high-grade commercial paper (rated Prime-1 by Moody's or A-1 by S&P), preferred stocks, certificates of deposit or other securities of U.S. issuers when the Sub-Adviser perceives attractive opportunities from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Portfolio may only invest in debt securities of U.S. issuers. Corporate debt securities in which the Portfolio may invest will have a rating within the four highest grades as determined by Moody's or S&P. In the event that ratings decline after the Portfolio's investment in securities, the Sub-Adviser will consider all such factors as it deems relevant to the advisability of retaining such securities. (See Appendix A for a description of debt securities ratings.)

The Portfolio may invest up to 10% of its total assets in money market funds, within limits imposed by the 1940 Act upon investment by the Portfolio in other investment companies. If the forecasting models predict a decline in the stock market, the Sub-Adviser will reduce equity exposure which will increase the Portfolio's cash position, including investment in money market funds.

The Portfolio may also invest in zero coupon bonds, "strips" and convertible securities.

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/diamond/ STRATEGIC TOTAL RETURN PORTFOLIO

The Strategic Total Return Portfolio (prior to May 1, 1997, the Equity-Income Portfolio) seeks to achieve its investment objective by investing primarily in a blend of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, and fixed-income securities. The Portfolio will primarily invest in equity and debt securities of companies with established operating histories and strong fundamental characteristics. The Portfolio seeks to achieve an income yield in excess of the dividend income yield of the S&P 500 primarily by utilizing both equity and fixed-income securities. It is anticipated that approximately 25% of the Portfolio's assets will be invested in fixed-income securities, some of which may be convertible into common stocks.

In selecting equity and fixed-income securities for the Portfolio, the Sub-Adviser typically seeks companies which exhibit strong fundamental characteristics and considers fundamental factors such as cash flow generation, earnings and dividend growth record and outlook, balance sheet quality, and profitability levels. However, the Sub-Adviser may select securities based on factors other than those described above.

For example, some securities may be purchased at an apparent discount to their appropriate value, anticipating that they will increase to that value over time. The Sub-Adviser's objective in investing in such undervalued companies is to purchase shares of these companies at a discount to net asset value and have the investment accrue to that value over time. The Portfolio does not presently intend to invest more than 20% of its total assets in equity securities which do not pay a dividend. It is anticipated that a majority of the equity securities in which the Portfolio invests will be listed on a national securities exchange or traded on NASDAQ or in the U.S. OTCs.

The Portfolio may increase its cash position when the Sub-Adviser determines that investment opportunities with desirable risk/reward characteristics are unavailable.

The Portfolio may invest up to 10% of its total assets in foreign securities not publicly traded in the United States. In addition, the Portfolio may invest in ADRs.

The Portfolio may also invest in U.S. and foreign government securities, corporate bonds and debentures, high-grade commercial paper (rated Prime-1 by Moody's or A-1 by S&P), preferred stocks, certificates of deposit or other securities of U.S. issuers when the Sub-Adviser perceives attractive opportunities from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Portfolio may invest in debt securities of U.S. and foreign issuers. The Portfolio may invest up to 15% of its net assets in illiquid securities.

Corporate debt securities in which the Portfolio invests will generally have a rating within the four highest grades as determined by Moody's or S&P. (See Appendix A for a description of debt securities ratings.)

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/diamond/ GROWTH & INCOME PORTFOLIO

The Growth & Income Portfolio (prior to May 1, 1997, the Utility Portfolio) seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity and debt securities with an emphasis on sector investing. Industry sectors in which the Portfolio may invest include, but are not limited to, utilities, financial services, real estate investment trusts, health care, natural resources and energy sectors. Except for utilities, the Portfolio will not concentrate its investments in any single industry.

The Portfolio's investment approach is based on the conviction that over the long-term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of such companies. Sectors which have had historical emphasis in defensive characteristics are selected for investment.

The Portfolio's stock selection emphasizes those common stocks in each sector that have good value, attractive yield or dividend growth potential. The common stocks are selected by the Portfolio's Sub-Adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. However, other factors, such as product position, market share, or profitability will also be considered by the Sub-Adviser. While the Portfolio invests primarily in common stocks, it may invest in other securities such as convertible securities, preferred stocks, U.S. Government securities, money market instruments, corporate bonds, notes and warrants.

The Portfolio may invest in the securities of foreign issuers which are freely traded on U.S. securities exchanges or in the OTC market in the form of ADRs, as well as securities of foreign issuers that trade on foreign stock exchanges. The Portfolio will limit its investment in foreign securities not publicly traded on recognized exchanges to 15% of its total assets.

Restricted securities are any securities in which the Portfolio may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. To the extent restricted securities are deemed to be illiquid, the Portfolio will limit their purchase, including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities determined by the Fund's Board not be be liquid, up to 15% of its net assets.

The Portfolio may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act.

The Portfolio may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period.

The Portfolio may invest temporarily in cash, cash items, and short-term instruments, including notes and commercial paper, for liquidity and during times of unusual market conditions for defensive purposes (up to 100% of its assets).

The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will limit purchases of securities on a when-issued or delayed delivery basis to no more than 10% of the value of its total assets.

The Portfolio may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Portfolio holds against decreases in value. The Portfolio will only purchase puts which are traded on a recognized exchange.

The Portfolio may also write call options on all or any portion of its portfolio to generate income for the Portfolio. The Portfolio will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Portfolio writes must be listed on a recognized options exchange. Although the Portfolio reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by the Fund's Board.

The Portfolio may purchase and sell financial futures contracts to hedge all or a portion of its portfolio of long-term debt securities against changes in interest rates.

The Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. The Portfolio may not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

               /diamond/ /diamond/ /diamond/ /diamond/ /diamond/

/diamond/ BALANCED PORTFOLIO

The Balanced Portfolio seeks to achieve its investment objective by investing primarily in common stock, convertible securities and fixed-income securities. The Portfolio may also invest in preferred stocks and interests in REITs. A minimum of 25% of the Portfolio's assets will always be invested in non-convertible fixed-income securities.

In seeking current income and growth opportunities, the Portfolio will primarily select companies with established operating histories and potential for dividend growth. The Portfolio will seek to achieve income yield in excess of the dividend income yield of the S&P 500.

The Portfolio does not presently intend to invest more than 20% of its total assets in equity securities which do not pay a dividend. It is anticipated that almost all of the equity securities in which the Portfolio invests will be listed on a national securities exchange or on NASDAQ or will be traded in the U.S. OTC markets.

The Portfolio seeks to invest its assets primarily in income-producing common or preferred stock when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities.

In selecting equity securities and securities convertible into equity securities for the Portfolio, the Sub-Adviser typically seeks companies which exhibit strong fundamental characteristics such as balance sheet quality, cash flow generation, earnings and dividend growth record and outlook, and profitability levels. The Sub-Adviser presently intends to consider these and other fundamental characteristics in determining attractive investment opportunities. However, the Sub-Adviser may select securities based on factors other than those described above.

The remainder of the Portfolio will ordinarily be invested in debt obligations, typically some of which will be convertible into common stock. However, the Portfolio may increase its cash position when the Sub-Adviser determines that investment opportunities with desirable risk/reward characteristics are unavailable.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. It is anticipated that most of the Portfolio's investments in securities of foreign issuers will be ADRs.

The Portfolio may invest in Government securities, corporate bonds and debentures, high-grade commercial paper (rated Prime-1 by Moody's or A-1 by S&P), preferred stocks, certificates of deposit or other securities of U.S. issuers when the Sub-Adviser perceives attractive opportunities from such securities, or to enable the Portfolio to receive a competitive return on its uninvested cash. The Portfolio may invest in debt securities of U.S. and foreign issuers.

Corporate debt securities in which the Portfolio invests will generally have a rating within the four highest grades as determined by Moody's or S&P. The Portfolio will not invest in rated securities that, at the time of investment, are rated below "B" by Moody's or "B" by S&P ("b" in the case of Moody's preferred stock ratings). If the securities are unrated, the Portfolio will not invest if they are judged by the Sub-Adviser not to possess investment qualities at least equivalent to a "B" or "b" rating. (See Appendix A for a description of debt securities ratings.)

In the event that ratings decline after the Portfolio's investment in such securities, the Sub-Adviser will consider all factors as it deems relevant to the advisability of retaining such securities.

The Portfolio may also invest in zero coupon bonds, "strips", illiquid securities (up to 15% of its net assets) and convertible securities.

               /diamond/ /diamond/ /diamond/ /diamond/ /diamond/

/diamond/ BOND PORTFOLIO

The Bond Portfolio seeks to achieve its investment objective by investing at least 65%, and usually a higher percentage, of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities and in other medium to high-quality debt securities.

Generally, the Portfolio will invest in debt securities that have a rating within the three highest grades as determined by Moody's or S&P. The Portfolio may, however, invest in debt securities within the fourth highest grade as determined by Moody's or S&P, if the Sub-Adviser determines such investments meet the Portfolio's investment objective. (See Appendix A for a description of debt securities ratings.)

An increase in interest rates tends to reduce the market value of fixed income investments, and a decline in interest rates tends to increase their value. The Portfolio's performance is, accordingly, quite sensitive to market interest rate fluctuations. To take advantage of differences in securities prices and yields, or fluctuations in interest rates, consistent with its investment objective, the Portfolio may trade for short-term profits.

The Portfolio may invest in repurchase and reverse repurchase agreements, illiquid securities (up to 15% of its net assets) when-issued securities (up to 20% of its assets), futures contracts, related options and other derivatives, zero coupon bonds, up to 5% in high-yield bonds, "strips", pay-in-kind and step coupon securities and, up to 25% of its net assets in foreign securities. If appropriate and available, the Sub-Adviser may purchase foreign securities through ADRs, EDRs and GDRs, and other types of receipts or shares evidencing ownership of the underlying foreign securities. The Portfolio does not intend to invest more than 10% of its assets in zero coupon bonds or "strips".

               /diamond/ /diamond/ /diamond/ /diamond/ /diamond/

/diamond/ SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO

The Short-to-Intermediate Government Portfolio seeks to achieve its investment objective by investing primarily in U.S. Government securities and certain other securities as described below. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in U.S. Government securities, including repurchase agreements with respect to U.S. Government securities. The Portfolio will not enter into a repurchase agreement or reverse repurchase agreement which would cause more than 15% of its net assets to be subject to repurchase or reverse repurchase agreements not terminable within seven days, together with other illiquid investments. The Portfolio itself, and its share price and yield, are not guaranteed by the U.S. Government.

The Portfolio seeks to manage share price stability by investing in obligations with short or intermediate maturities that are not as sensitive to interest rate changes as obligations with longer maturities. In selecting securities for the Portfolio, the Portfolio's Sub-Adviser attempts to maintain the Portfolio's overall sensitivity to interest rates in a range similar to the average for short-term to intermediate-term Government bonds with an aggregate average dollar-weighted remaining maturity of one to seven years. The Portfolio's dollar-weighted average maturity may be longer than seven years from time to time, but will not exceed ten years under normal operating conditions. The Portfolio may hold individual securities with maturities of more than ten years as long as its average maturity remains within this range.

The Portfolio may also invest in debt securities of all types, E.G., bonds, debentures, notes, equipment lease and trust certificates (debt securities secured by direct or indirect interest in specified equipment or equipment leases), mortgage-backed securities, asset-backed securities (rated at least "A" by S&P or Moody's), taxable municipal bonds, bond warrants, obligations issued or guaranteed by supranational issuers or collateralized mortgage obligations ("CMOs") assembled for sale to investors by governmental agencies ("mortgage securities"). The Portfolio may also invest in commercial paper (rated Prime-1 by Moody's or A-1 by S&P).

Corporate debt securities in which the Portfolio invests will generally have a rating within the three highest grades as determined by Moody's or S&P. The Portfolio may, however, invest in debt securities within the fourth highest grade as determined by Moody's or S&P, if the Sub-Adviser determines the debt securities' ratings are supported by an internal credit review that the Sub-Adviser will conduct in each such instance. (See Appendix A for a description of debt securities ratings.)

The Portfolio may invest a portion of its assets in very short-term instruments with remaining maturities of one year or less, including U.S. Treasury bills and repurchase agreements. When it is believed that market conditions warrant a temporary defensive position, the Portfolio may invest up to 100% of its assets in these instruments.

The Portfolio may invest up to 15% of its net assets in illiquid securities. The Portfolio may also invest up to 10% of its total assets in foreign securities.

               /diamond/ /diamond/ /diamond/ /diamond/ /diamond/

/diamond/ MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days through investment in U.S. dollar-denominated securities which have effective maturities of not more than 13 months and which, in accordance with guidelines adopted by the Fund's Board, are determined to present minimal credit risks. (See the SAI for a more detailed description of these instruments.) Such instruments may include:

      1. Obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include U.S. Treasury securities, obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment. Some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association.

      2. Domestic and certain foreign bank obligations including time deposits, certificates of deposit, bankers' acceptances and other bank obligations. The Portfolio may invest in high quality U.S. dollar-denominated obligations of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under U.S. Federal or state law, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros), and (iii) U.S. branches or subsidiaries of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (E.G., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

      3.  Asset-backed securities.

      4. Commercial paper, including variable amount master demand notes and corporate bonds issued by U.S. corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

      5.  Repurchase and reverse repurchase agreements.

The Portfolio will limit its investment to securities that present minimum credit risks, as determined by guidelines adopted by the Fund's Board. In addition, the Portfolio will limit its investment in the securities of any one issuer to 5% of its total assets, measured at the time of purchase. (U.S. Government securities and securities that benefit from certain types of credit enhancement arrangements are not included in this limitation.) The Portfolio may invest up to 25% of its total assets in securities of a single issuer if the securities will not be held for more than three business days.

Also, the Portfolio will not purchase any security (other than a U.S. Government security) unless (i) it (or a comparable security of the same issuer) is rated with the highest rating assigned to short-term debt securities by at least two NRSROs, such as Moody's and S&P, or (ii) it (or a comparable security of the same issuer) is rated by only one NRSRO, and is rated by that NRSRO with the highest such rating, or (iii) it is not rated and is determined to be of comparable quality as determined by the Fund's Board. The Fund's Board must approve or ratify the acquisition of any unrated security or a security rated by only one NRSRO.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment in accordance with procedures adopted by the Fund's Board, except in certain circumstances where there is a finding by the Fund's Board that disposing of the investment would not be in the Portfolio's best interest. (For a description of the NRSRO ratings, see Appendix A.)

The Portfolio may also invest in securities of a when-issued or delayed delivery basis and in certain privately-placed securities and repurchase and reverse repurchase agreements. The Portfolio may invest up to 10% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The Portfolio may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the money market funds in which it invests, in addition to the Portfolio's own investment advisory fee and expenses paid.

The Portfolio operates under a rule of the SEC that permits it, subject to certain conditions, to use the amortized cost method of valuing its shares. (See the SAI for a description of these conditions.)

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                           OTHER INVESTMENT POLICIES
                                AND RESTRICTIONS

The Portfolios are subject to certain other investment policies and restrictions which are described in the SAI for the Portfolios. Unless otherwise noted, the investment policies, techniques, and percentage restrictions described below are non-fundamental and may be changed by the Fund's Board without Policyholder approval.

Unless otherwise stated, each of the following policies applies to all of the Portfolios. In addition, unless otherwise stated below, the percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security.

/diamond/ CASH POSITION

A Portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases.

/diamond/ DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified.

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

All of the Portfolios qualify as diversified funds under the 1940 Act. The Portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

/diamond/ As a fundamental policy, with respect to 75% of the total assets of a Portfolio, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. Government securities) as defined in the 1940 Act and, with respect to some Portfolios, in other types of cash items.

/diamond/ As a fundamental policy, with respect to 75% of the total assets of a Portfolio, the Portfolio will not purchase a security of any issuer if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.

/diamond/ As a fundamental policy governing concentration, no Portfolio (except the Growth & Income Portfolio) will invest more than 25% of its assets in any one particular industry, other than U.S. Government securities. Under normal market conditions, the Growth & Income Portfolio will invest at least 25% of its assets in utilities.

/diamond/ PORTFOLIO TURNOVER


A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. (See "Financial Highlights" for each Portfolio on pages 1-9 for more information on historical turnover rates.)


Changes in security holdings are made by a Portfolio's Sub-Adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A Sub-Adviser may engage in a significant number of short-term transactions if such investing serves a Portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate.

Increased turnover results in higher brokerage costs or mark-up charges for a Portfolio; these charges are ultimately borne by the Policyholders. For further discussion of portfolio turnover, see the SAI.

/diamond/ BORROWING

Each Portfolio may borrow money from banks for temporary or emergency purposes. The amount borrowed shall not exceed 331/3% of total assets for the Global Sector, the International Equity, the U.S. Equity and the Aggressive Growth Portfolios; 10% of total assets for the Value Equity Portfolio; and 25% of total assets for all other Portfolios. (The Growth & Income Portfolio does not presently intend to borrow.)

To secure borrowings, a Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets (10% for the Value Equity Portfolio). (See the SAI for any exceptions to this limitation.)

The Portfolios with a common Sub-Adviser may also borrow (or lend) money to other funds that permit such transactions and are also advised by that Sub-Adviser, provided each Portfolio seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

The Aggressive Growth Portfolio may borrow for investment purposes - this is called "leveraging." The Portfolio may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

/diamond/ If a Portfolio's asset coverage drops below 300% of borrowings, the Portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

/diamond/ Leveraging may exaggerate the effect on net asset value of any increase or decease in the market value of a Portfolio's securities.

/diamond/ Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

/diamond/ A Portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

State laws and regulations may impose additional limitations on borrowings. See the SAI for further information on borrowing.

/diamond/ LENDING

Each Portfolio may lend securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Growth & Income and Global Sector Portfolios will not lend securities or other assets, if as a result, more than 33-1/3% of total assets would be lent to other parties; the International Equity Portfolio, the U.S. Equity Portfolio and the Short-to-Intermediate Government Portfolio may lend up to 30% of total assets; and all other Portfolios (except the Aggressive Growth Portfolio) may lend up to 25% of total assets.

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

The Aggressive Growth Portfolio may not make loans to others, except through buying qualified debt obligations, lending portfolio securities or entering into repurchase agreements. The Aggressive Growth Portfolio will not lend securities or other assets if, as a result, more than 20% of its total assets would be lent to other parties.

If the borrower of a security defaults, a Portfolio may be delayed or prevented from recovering collateral, or may be otherwise required to cover a transaction in the security loaned.

If portfolio securities are loaned, collateral values must be continuously maintained at no less than 100% by pricing both the securities loaned and the collateral daily.

If a material event is to be voted upon affecting a Portfolio's investment in securities which are on loan, the Portfolio will take such actions as may be appropriate in order to vote its shares.

The Growth, Bond, Global, International Equity, Short-to-Intermediate Government, Emerging Growth and Strategic Total Return Portfolios may also lend (or borrow) money to other funds that are managed by their respective Sub-Adviser provided each Portfolio seeks and obtains permission from the SEC.

For more information about Portfolio lending, see the SAI.

/diamond/ SHORT SALES

Each Portfolio may sell securities "short against the box." A short sale is the sale of a security that the Portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the Portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

/diamond/ OTHER INVESTMENT COMPANIES

Certain Portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The Portfolios may not invest (i) more than 5% of their total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. (Investments by the International Equity and U.S. Equity Portfolios in the GEI Short-Term Investment Trust, as described below under "Portfolio Securities and Risk Factors - Money Market Instruments," are not considered an investment in another investment company for purposes of these limitations.) A Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the Portfolio. However, if the Growth, Bond or Global Portfolio invests in a Janus money market fund, Janus Capital will remit to such Portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the Portfolio's assets.

/diamond/ SPECIAL SITUATIONS

Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of its Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply and demand for the security.

Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on a Portfolio will depend on a Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.

                              PORTFOLIO SECURITIES
                                AND RISK FACTORS


This section provides a more detailed description of some of the types of securities and other instruments in which a Portfolio may invest. A Portfolio may invest in these instruments to the extent permitted by its investment objective, policies, and restrictions. Not all of these instruments are used by each Portfolio. A Portfolio is not limited by this discussion and may invest in other types of instruments not precluded by the policies discussed above. (See "Portfolio Policies and Techniques," p.16, and the SAI for more information regarding a Portfolio's investment objective and its policies, that include limitations imposed on certain investments.)


/diamond/ EQUITY SECURITIES

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may also include certain equity-indexed

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


securities, the value of which is linked to a securities index (E.G., the S&P
500).

/diamond/ COMMON STOCK represents the basic ownership of a corporation. Common stocks historically have provided the greatest long-term growth potential in a company, but future results are not guaranteed. Owners of common stock share directly in the success or failure of the business.

/diamond/ PREFERRED STOCK ranks senior to common stock and has certain fixed-income features.

Preferred stockholders receive dividends before they are distributed to the common stockholders.

                             /diamond/ RISK FACTORS

          The price of any equity security rises and falls. Common stocks generally represent the riskiest investment in a company. It is possible that investors may lose their entire investment.

          In addition to the risk associated with individual equity securities, an equity-indexed security carries overall market risk and the risk of fluctuation inherent in the indexed security as distinguished from the securities comprising the applicable index.

          Any equity security also presents the risks inherent in the particular industry of the issuer of the equity security. Certain of these sectors, and the risks presented by such sectors, are described below.

/diamond/ GOLD STOCK AND GOLD BULLION - Gold stocks are equity securities involved in the exploration, mining, processing, or dealing or investing in gold. Investments in gold bullion involve the purchase of bars or ingots of the precious metal.

                             /diamond/ RISK FACTORS

              Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability of issuers of gold stocks and the market value of their securities.

              Changes in the political or economic climate for the two largest gold producers - South Africa and the Commonwealth of Independent States (the former Soviet Union) - may have a direct impact on the price of gold worldwide.

              A Portfolio's investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which a Portfolio would be able to realize gains on such investments. Furthermore, a Portfolio may encounter storage and transaction costs in connection with their ownership of gold bullion that may be higher than those associated with the purchase, holding and disposition of more traditional types of investments.

/diamond/ HEALTH CARE - Health care stocks are equity securities of companies primarily engaged in the design, manufacture, or sale of products or services used for, or in connection with, health care or medicine.

                             /diamond/ RISK FACTORS

              Securities in the health care sector are subject to price fluctuations based on industry changes, changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

/diamond/ FINANCIAL SERVICES - Financial Services investing includes equity securities of companies that provide financial services to consumers and industry. A company is principally engaged in the industry if it derives more than 15% of revenues or profits from brokerage or investment management activities.

                             /diamond/ RISK FACTORS

              Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. The performance of equity securities of this industry may be affected by the conditions that affect this industry.

/diamond/ UTILITIES - Utility Stocks are equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities such as telephone and telegraph companies.

                             /diamond/ RISK FACTORS

              Risks associated with the utility industry include difficulty in earning adequate returns on investments despite frequent rate increases, restriction on operation and increased costs and delays due to government regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities, and difficulties in obtaining fuel at reasonable prices.

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

/diamond/ ENERGY - Energy stocks are equity securities of companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

                             /diamond/ RISK FACTORS

              Risks associated with the energy industry include difficulty in adequate returns due to increased costs and delays due to government regulations, building or construction delays, and environmental regulations.

/diamond/ NATURAL RESOURCES - Natural Resource stocks are equity securities of domestic and foreign companies with substantial natural resource assets. Natural resource assets are materials derived from natural sources which have economic value. Examples of natural resource assets include precious metals (E.G. gold, silver and platinum), ferrous and nonferrous metals (E.G. iron, steel, aluminum and copper), strategic metals (E.G., uranium and titanium), hydrocarbons (E.G., coal, oil and natural gas), timber land, undeveloped real property and agricultural commodities.

                             /diamond/ RISK FACTORS

              During periods of economic or financial instability, the securities of such companies are subject to extreme price fluctuations, reflecting the high volatility of certain natural resources, such as precious metals, during these periods. In addition the instability of prices of these natural resources may result in volatile earnings of related companies, which in turn, may affect adversely the financial condition of such companies.

/diamond/ SMALL CAPITALIZATION COMPANIES

A Portfolio may invest in equity securities issued by small-cap companies. For these purposes, a Sub-Adviser may define small-cap companies differently. Generally a small-cap company will have market capitalizations of $1 billion or less. A Portfolio's investments in small capitalization stocks may include companies that have limited operating histories, product lines, and financial and managerial resources. These companies may be subject to intense competition from larger companies, and their stocks may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies. Due to these and other factors, small-cap companies may suffer significant losses as well as realize substantial growth. See each Portfolio's discussion of small-cap companies under the section "The Portfolios In Detail."

/diamond/ DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include such securities as corporate bonds and debentures, commercial paper, debt securities issued by the U.S. Government, its agencies and instrumentalities, or foreign governments, asset-backed securities, CMOs, zero coupon bonds, "strips", pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the Portfolio owns "debt" and becomes a creditor to the company or government.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A Portfolio may vary the average maturity of its portfolio of debt securities based on the Sub-Adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix A for a description of debt securities ratings.)

                             /diamond/ RISK FACTORS

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. The Portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the Portfolio's share price will depend upon the extent of the Portfolio's investment in such securities.

/diamond/ CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock of the issuer or a related financial entity (for example, a merged or acquired company or partner). Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security hold, such as DECS - (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security.), LYONS - (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS - (Preferred Equity Redeemable Stock, (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES - (Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue.)

Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of decline in market value than the issuer's common stock. However, the extent to which such risk is reduced depends greatly upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock.

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issurer's balance sheet, hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated.

                             /diamond/ RISK FACTORS

As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

/diamond/ REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

A repurchase agreement involves the purchase of a security by a Portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the Portfolio at a specified price and date upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities.

A Portfolio invests in a reverse repurchase agreement when it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, a Portfolio will segregate with its custodian cash and other liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the Portfolio for purposes of the 1940 Act.

                             /diamond/ RISK FACTORS

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets.

/diamond/ MONEY MARKET INSTRUMENTS

Except as described below with respect to the International Equity and U.S. Equity Portfolios, a Portfolio, other than the Money Market Portfolio, may invest in the following types of money market instruments: U.S. Government Securities; obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of foreign or domestic banks, domestic savings and loan associations and other banking institutions); commercial paper; and repurchase agreements.

The International Equity and U.S. Equity Portfolios may also invest in the GEI Short-Term Investment Fund (the "Investment Fund"), a private investment fund created specifically to serve as a vehicle for the collective investment of cash balances of these Portfolios and other accounts advised by GE Investment Management Incorporated ("GEIM") or its affiliate, General Electric Investment Corporation ("GEIC"). The Investment Fund is not registered with the SEC as an investment company. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) below. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Portfolio incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. The International Equity and U.S. Equity Portfolios may each invest up to 25% of its assets in the Investment Fund. The types of money market instruments in which the International Equity and U.S. Equity Portfolios may invest directly or indirectly through their investment in the Investment Fund are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with variable and floating rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and
(vii) repurchase agreements.

/diamond/ U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                             /diamond/ RISK FACTORS

Investors should be aware that the value of the U.S. Government securities held by a Portfolio will fluctuate with changes in interest rates, with a decrease in interest rates generally resulting in an increase in the value of the securities and an increase in interest rates having the opposite effect.

In addition, certain obligations, such as long-term obligations issued by the GNMA and the FNMA, represent ownership interest in pools of mortgages that may be subject to significant unscheduled prepayments as a result of a drop in mortgage interest rates. Because these prepayments must be reinvested, possibly in pools including mortgages bearing lower interest rates, these obligations may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturity. They have a comparable risk of decline during periods of rising interest rates.

/diamond/ BANK OBLIGATIONS

Subject to its investment policy, a Portfolio may invest in bank obligations such as CDs or time deposits. Such investments involve the risks that an investment in the banking industry may entail.

                             /diamond/ RISK FACTORS

Banks are subject to extensive governmental regulations which may limit both the amount and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.

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

The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry.

Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

/diamond/ FOREIGN BANK OBLIGATIONS

A Portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments prevent certain risks.

                             /diamond/ RISK FACTORS

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

/diamond/ FOREIGN SECURITIES

Foreign securities include equity and debt securities of foreign issuers. Each Portfolio may invest in foreign securities subject to its investment limitations.

In addition to direct foreign investment, many of the Portfolios may invest in foreign securities through ADRs or ADSs, which are dollar-denominated receipts issued by domestic banks or securities firms. ADRs and ADSs are publicly traded on U.S. exchanges, and may not involve the same risks as securities denominated in foreign currency.

Some Portfolios may also indirectly invest in foreign securities through EDRs, which are typically issued by European banks; in GDRs, which may be issued by domestic or foreign banks; and in other types of receipts evidencing ownership of foreign securities.

                             /diamond/ RISK FACTORS

For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by several risks which include:

/diamond/ CURRENCY RISK. Changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, a Portfolio's share price and returns.

          Generally, in a period when the U.S. dollar commonly rises against foreign currencies, the return on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

          Exchange rates are affected by numerous factors, including relative interest rates, balances of trade, levels of foreign investment and manipulation by central banks. The foreign currency market is essentially unregulated and can be subject to speculative trading. From time to time, many countries impose exchange controls which limit or prohibit trading in certain currencies.

          ADRs and ADSs do not involve the same direct currency and liquidity risks as securities denominated in foreign currencies. However, the value of the currency in which the foreign security represented by the ADR or ADS is denominated may affect the value of the ADR or ADS. To the extent that a Portfolio invests in foreign securities denominated in foreign currencies, its share price reflects the price movements both of its securities and of the currencies in which they are denominated. The share price of a Portfolio that invests in both U.S. and foreign securities may have a low correlation with movements in the U.S. markets. If most of the securities in a Portfolio are denominated in foreign currencies or depend on the value of foreign currencies, the relative strength of the U.S. dollar against those foreign currencies may be an important factor in the Portfolio's performance.

/diamond/ CURRENCY TRADING COSTS. A Portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

/diamond/ DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

/diamond/ LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

/diamond/ MORE DIFFICULT BUSINESS NEGOTIATIONS. A Portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

/diamond/ REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

/diamond/ SETTLEMENT DELAYS. Settling foreign securities may take longer than settlements in the U.S.

/diamond/ HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

/diamond/ ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a Portfolio. Certain countries may also impose limits on the removal of securities or other assets of a Portfolio. Interest, dividends and capital gains on foreign securities held by a Portfolio may be subject to foreign withholding taxes.

/diamond/ POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in developing countries or in countries with limited or developing markets. In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a Portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the Portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when Policyholders cannot make transactions.

ADRS AND ADSS are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADSs.

/diamond/ ILLIQUID SECURITIES

Securities are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be sold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of a Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Advisers will determine the liquidity of Rule 144A Securities under guidelines approved by the Fund's Board. (See the SAI for a description of these guidelines.)

                             /diamond/ RISK FACTORS

Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.

/diamond/ FUTURES, OPTIONS AND OTHER DERIVATIVES

Instruments commonly called "derivatives" include options on securities or foreign currency futures contracts, options on futures contracts, forward contracts, interest rate swaps, caps and floors, stock index futures and options on stock index futures. These instruments are commonly called derivatives because their price is derived from an underlying index, security or other measure of value.

A Portfolio may engage in futures contracts and options. The Portfolios intend to use such derivatives primarily for bona fide hedging purposes, including to protect portfolio positions against market, interest rate or currency fluctuations, to equitize a cash position, for duration management, or to reduce the risk inherent in the management of the portfolio involved. If used for other purposes as may be permitted under applicable rules pursuant to which the Portfolio would remain exempt from the definition of a "commodity pool operator" under the rules of the CFTC, the aggregate initial margin and premiums required to establish any non-hedging positions will not exceed 5% of the fair market value of the Portfolio's net assets.

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. A Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indexes including interest rates or an index of U.S. Government, foreign government, equity or fixed-income securities.

A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specific price on or before a specified date.

Futures contracts and options on futures are standardized and traded on designated exchanges.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (E.G., an exchange of floating rate payments for fixed rate payments).

INTEREST RATE FUTURES CONTRACTS involve the purchase or sale of contracts for the future delivery of fixed-income securities at an established price. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase put and call options on securities, securities indexes and foreign currencies, subject to its investment restrictions.

          CALL OPTIONS give a buyer the right to purchase a portfolio security at a designated price until a certain date. The option must be "covered" - for example, the seller may own the securities required to fulfill the contract.

          PUT OPTIONS give the buyer the right to sell the security at a designated price until a certain date. Put options are "covered", for example, by segregating an amount of cash or securities equal to the exercise price.

STOCK INDEX FUTURES obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specified stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option.

                             /diamond/ RISK FACTORS

There can be no assurance the use of derivatives will help a Portfolio achieve its investment objective. Derivatives involve special risks and transaction costs, and draw upon skills and experience which are different from those needed to choose the other securities or instruments in which a Portfolio invests. Special risks of these instruments include:

/diamond/ INACCURATE MARKET PREDICTIONS. If interest rates, securities prices or currency markets do not move in the direction expected by a Sub-Adviser who used derivatives based on those measures, these instruments may fail in their intended purpose and result in losses to the Portfolio.

/diamond/ IMPERFECT CORRELATION. Derivatives' prices may be imperfectly correlated with the prices of the securities, interest rates or currencies being hedged. When this happens, the expected benefits may be diminished.

/diamond/ ILLIQUIDITY. A liquid secondary market may not be available for a particular instrument at a particular time. A Portfolio may therefore be unable to control losses by closing out a derivative position.

/diamond/ TAX CONSIDERATIONS. A Portfolio may have to delay closing out certain derivative positions to avoid adverse tax consequences.

The risk of loss from investing in derivative instruments is potentially unlimited.

/diamond/ FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a Portfolio has exposure to foreign currencies. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

                             /diamond/ RISK FACTORS

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Portfolio's limitation on investing in illiquid securities.

/diamond/ WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions.

The Portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                             /diamond/ RISK FACTORS

At the time of settlement, the market value of the security may be more or less than the purchase price. The Portfolio bears the risk of such market value fluctuations. These transactions also involve risk to a Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction.

/diamond/ MORTGAGE-AND OTHER ASSET-BACKED SECURITIES

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio.

CMOs are "pass-through" securities collateralized by mortgages or mortgage-backed securities. (Pass-through securities mean that principal and interest payments on the underlying securities, less servicing fees, are passed through to Policyholders on a pro rata basis.) CMOs are issued in classes and series that have different maturities and often are retired in sequence.

Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans), and most often are structured as pass-through securities.

Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements.

                             /diamond/ RISK FACTORS

Prepayments will shorten these securities' weighted average life and may lower their returns. The value of these securities may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them, in the case of mortgage-backed securities, or in the servicing agent for the pool, the originator of the pool or the financial institution providing the credit support or enhancement in the case of asset-backed securities. Interest rate risks are also involved with these investments; see "Debt Securities and Fixed-Income Investing," page 33.

In addition, the mortgage securities market may be adversely affected by changes in government regulation or tax policies.

/diamond/ REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to Policyholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

                             /diamond/ RISK FACTORS

REITs may subject a Portfolio to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing," page 33.)


/diamond/ ZERO COUPON, STRIPS, PAY-IN-KIND AND STEP COUPON SECURITIES

Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Step coupon bonds sell at a discount and pay a low coupon rate for an initial period and a higher coupon rate thereafter. Pay-in-kind securities may pay interest in cash or a similar bond. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

                             /diamond/ RISK FACTORS

The market value of zero coupon bonds, step coupon bonds, pay-in-kind securities and strips generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality.

A Portfolio may realize greater gains or losses as a result of such fluctuations. In order to pay cash distributions from these types of securities, a Portfolio may sell certain portfolio securities and may incur a gain or loss on such sales.

/diamond/ HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix A for a description of debt securities ratings.)

                             /diamond/ RISK FACTORS

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (I.E., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged.

In the event of a default, a Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.

/diamond/ VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party.

While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a Sub-Adviser that the ratings are within the two highest ratings of commercial paper. (See the SAI for further information on these ratings.)

In addition, when purchasing variable rate master demand notes, a Sub-Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

                             /diamond/ RISK FACTORS

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

/diamond/ WARRANTS AND RIGHTS

A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

                             /diamond/ RISK FACTORS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

                             MANAGEMENT OF THE FUND

/diamond/ DIRECTORS

The Board of Directors is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the Portfolios' assets by the Investment Adviser and Sub-Advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

/diamond/ INVESTMENT ADVISER

WRL Management, located at 201 Highland Avenue, Largo, Florida 33770-2597, serves as the Fund's Investment Adviser. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since January 1, 1997. Prior to this date, WRL served as investment adviser to each Portfolio.

Subject to the supervision of the Fund's Board, the Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.

/diamond/ ADVISORY FEES PAID BY THE PORTFOLIOS

Subject to the supervision and direction of the Fund's Board, the Investment Adviser is responsible for managing the Portfolios in accordance with each Portfolio's stated investment objective and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The table below lists each Portfolio and the annual rate of the monthly compensation the Investment Adviser received for the fiscal year ended December 31, 1996.

                                              ADVISORY                                                ADVISORY
           PORTFOLIO                             FEE                         PORTFOLIO                  FEE
Growth                               0.80%                            Emerging Growth                     0.80%
Bond                                 0.50%                            Strategic Total Return(2)           0.80%
Global                               0.80%                            Aggressive Growth                   0.80%
Money Market                         0.40% (prior to 5/1/96,          Growth & Income(3)                  0.75%
                                     0.50%)                           Tactical Asset Allocation           0.80%
Short-to-Intermediate Government     0.60%                            C.A.S.E. Growth                     0.80%
Balanced                             0.80%                            Value Equity                        0.80%
International Equity                 1.00%(1)                         Global Sector                       1.10%(4)
                                                                      U.S. Equity                         0.80%(1)

--------------
(1) No advisory fees were paid by these Portfolios in 1996 because they had not commenced operations as of December 31, 1996.
(2) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.
(3) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.
(4) Subject to shareholder approval, which will be sought on or about June 16, 1997, the Investment Advisory Fee will be reduced to 0.80% of average daily net assets.

/diamond/ ADVISORY FEE REIMBURSEMENT

The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the Portfolios (except the Global Sector Portfolio) to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed a certain percentage of each Portfolio's average daily net assets. The table below shows the expense limit and actual expenses for each Portfolio and the reimbursement a Portfolio received, if any, for the fiscal year ended December 31, 1996.

                                     EXPENSE     ACTUAL
           PORTFOLIO                 LIMIT       EXPENSES     REIMBURSEMENT
Growth                               1.00%        0.88%          NONE
Bond                                 0.70%        0.64%          NONE
Global                               1.00%        0.99%          NONE
Money Market                         0.70%        0.52%          NONE
Short-to-Intermediate Government     1.00%        0.76%          NONE
Balanced                             1.00%        0.97%          NONE
Emerging Growth                      1.00%        0.94%          NONE
Strategic Total Return(3)            1.00%        0.91%          NONE
Aggressive Growth                    1.00%        0.98%          NONE
Growth & Income(4)                   1.00%        1.00%          NONE
Tactical Asset Allocation            1.00%        0.90%          NONE
C.A.S.E. Growth                      1.00%        1.64%         73,269
Value Equity(1)                      1.00%        1.03%         13,672
International Equity(2)              1.50%         N/A           NONE
U.S. Equity(2)                       1.30%         N/A           NONE
--------------
(1) This Portfolio commenced operations May 1, 1996.
(2) These Portfolios had not commenced operations as of December 31, 1996.
(3) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.
(4) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.

In addition to the Investment Adviser's responsibilities discussed above, the Investment Adviser's advisory agreement with the Fund (the "Advisory Agreement") contemplates that the Investment Adviser, in connection with the performance of its responsibilities under the Advisory Agreement, will enter into sub-advisory agreements ("Sub-Advisory-Agreements") with Sub-Advisers to provide each Portfolio with portfolio management. Under current law, every Sub-Advisory Agreement must be submitted to and approved by shareholders of a Portfolio before the Sub-Adviser can provide investment advice to that Portfolio. For example, if a new Sub-Adviser were retained, shareholders would be required to approve the Sub-Advisory agreement with that Sub-Adviser. Similarly, if a Sub-Advisory Agreement currently in effect were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would also be required. Moreover, in most instances when there is a change of control of a Sub-Adviser, shareholder approval is required.

The Fund's Board of Directors has determined that shareholders of each Portfolio have, in effect, elected to have the Investment Adviser select one or more Sub-Advisers best suited to achieve the Portfolio's investment objectives. The Board believes that part of a shareholder's investment decision is a determination to have those selections made by the Investment Adviser, a professional management organization with personnel having substantial experience in making such evaluations, selections and terminations.

Under applicable law, the Fund is not generally required to hold annual shareholders' meetings, and does not generally hold such meetings, unless legally required to do so, in order to avoid the attendant costs. The Fund is currently required to call a meeting of shareholders of a Portfolio whenever it decides to employ new or additional Sub-Advisers, or to approve a new Sub-Advisory Agreement after an "assignment," or due to a material change in Sub-Advisory Agreement terms, with respect to such Portfolio. Given the nature of the Fund's operations and shareholders' reasons for investing in various of the Portfolios, such expenses are considered to provide little if any benefit to shareholders. For these reasons, the Fund and the Investment Adviser have applied to the SEC for an exemption from the provisions of the 1940 Act to permit the Fund and the Investment Adviser, subject to certain conditions, to enter into, materially amend, and terminate, and to permit Sub-Advisers to act pursuant to, Sub-Advisory Agreements without shareholder approval (the "Proposed Sub-Advisory Arrangement").

If the SEC exemption is granted, certain conditions would apply. The conditions are intended to ensure that shareholders receive adequate disclosure about the Sub-Advisers or a decision by the Investment Adviser and the Fund's Board of Directors to appoint a new Sub-Adviser or to change materially the terms of a Sub-Advisory Agreement. In addition, before a Portfolio could rely on the exemption, the Proposed Sub-Advisory Arrangement must be approved by a majority of the outstanding voting shares of the Portfolio. Shareholders of the Emerging Growth Portfolio, Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio will be asked in the near future to approve the Proposed Sub- Advisory Arrangement, and the Fund's Board of Directors and the Investment Adviser intend to ask shareholders of the other Portfolios from time to time to approve the Proposed Sub-Advisory Arrangement.

/diamond/ DISTRIBUTION AND SERVICE PLANS

          DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT

Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. ISI is an affiliate of the Investment Adviser, and serves as principal underwriter for the Fund.

The expenses the Fund may pay pursuant to the Distribution Plan include, but not necessarily be limited to, the following: costs of printing and mailing Fund prospectuses and Statements of Additional Information, and any supplements thereto to prospective investors; costs relating to development and preparation of Fund advertisements, sales literature and brokers' and other promotional materials describing and/or relating to the Fund; expenses in connection with presentation of seminars and sales meetings describing the Fund; development of consumer-oriented sales materials describing the Fund; and expenses attributable to "distribution-related services" provided to the Fund (E.G., salaries and benefits, office expenses, equipment expenses (I.E., computers, software, office equipment, etc.), training expenses, travel costs, printing costs, supply expenses, programming time and data center expenses, each as they relate to the promotion of the sale of Fund shares).

Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly.

ISI will submit to the Fund's Board for approval annual distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.

/diamond/ ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Investment Services, Inc. ("WRL Services"), located at 201 Highland Avenue, Largo, Florida 33770, an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these services in connection with its serving as the Fund's investment adviser.

/diamond/ SUB-ADVISERS

Each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for its respective Portfolio(s). Subject to review and supervision by the Investment Adviser and the Fund's Board, each Sub-Adviser is responsible for the actual investment management of its Portfolio(s) and for making decisions to buy, sell or hold any particular security. Each Sub-Adviser also places orders to buy or sell securities on behalf of that Portfolio. Each Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of its Portfolio(s). Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

               /diamond/ /diamond/ /diamond/ /diamond/ /diamond/

                           JANUS CAPITAL CORPORATION

Janus Capital Corporation ("Janus Capital"), located at 100 Fillmore Street, Denver, CO 80206, serves as the Sub-Adviser to the Growth, Bond and Global Portfolios.

Thomas H. Bailey is the President of Janus Capital. Kansas City Southern Industries, Inc. owns approximately 83% of Janus Capital.

Janus Capital provides investment management and related services to other mutual funds, and individuals, corporate, charitable and retirement accounts. See "Management of the Fund - The Sub-Advisers" in the SAI for a more detailed description of the previous experience of Janus Capital as an investment adviser.

                          /diamond/ PORTFOLIO MANAGERS:

SCOTT W. SCHOELZEL has served as the Portfolio Manager for the Growth Portfolio since January 2, 1996. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice President of Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. Prior to 1991, he was a general partner of Ivy Lane Investments, Denver, Colorado (a real estate investment brokerage).

RONALD V. SPEAKER serves as Co-Portfolio Manager and began serving as Portfolio Manager for the Bond Portfolio in 1988. Mr. Speaker also serves as portfolio manager of other mutual funds. Mr. Speaker is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series and previously served as a securities analyst and research associate of Janus Capital (from 1986).

In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension that began on or about January 27, 1997.

SANDY R. RUFENACHT has served as a Co-Portfolio Manager for the Bond Portfolio since January, 1997. Mr. Rufenacht joined Janus Capital in 1990 and gained experience as a trader and research analyst before assuming management responsibilities. He holds a Bachelor of Arts in Business from the University of North Colorado. Mr. Rufenacht is also an Executive Vice President of Janus Investment Fund and serves as portfolio manager or co-manager of other mutual funds.

HELEN Y. HAYES has served as Portfolio Manager of the Global Portfolio since its inception. Ms. Hayes also serves as a portfolio manager of other mutual funds. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by Janus Capital since 1987.

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                    J.P. MORGAN INVESTMENT MANAGEMENT INC.

J. P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), located at 522 Fifth Avenue, New York, NY 10036, has served as the Sub-Adviser to the Money Market Portfolio since May 1, 1996. J. P. Morgan Investment is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan Investment provides investment management and related services for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

                           /diamond/ PORTFOLIO MANAGER:

ROBERT R. JOHNSON serves as Portfolio Manager of the Money Market Portfolio. Mr. Johnson is responsible for several short term fixed income portfolios and the business development of short term fixed income products. Mr. Johnson is a Vice President of J.P. Morgan Investment. He is also a member of the Fixed Income Peer Review Committee. Prior to joining J.P. Morgan Investment in 1988, he founded and managed R.R. Johnson Associates, merchant bankers. He also held senior positions with the Bank of Montreal and U.S. Steel. He is a graduate of Dartmouth College and has done graduate work at both Wayne State and Duquesne Universities.

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                     AEGON USA INVESTMENT MANAGEMENT, INC.

AEGON USA Investment Management, Inc. ("AIMI"), located at 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499, serves as the Sub-Adviser to the Short-to-Intermediate Government and Balanced Portfolios. AIMI is an indirect wholly-owned subsidiary of AEGON.

                          /diamond/ PORTFOLIO MANAGERS:

CLIFFORD A. SHEETS, CFA, AND JARRELL D. FREY, CFA, serve as Portfolio Managers of the Short-to-Intermediate Government Portfolio. Mr. Sheets has served as the Portfolio Manager of the Short-to-Intermediate Government Portfolio since its inception. Mr. Sheets has been a Senior Vice President of AIMI since 1990. Prior to joining AIMI, Mr. Sheets was head of the Fixed Income Management Department of the Trust and Asset Management Group of Bank One, Indianapolis NA. Mr. Frey has served as Portfolio Manager for the Short-to-Intermediate Government Portfolio since May, 1995. Mr. Frey joined AIMI in 1994. Prior to joining AIMI, Mr. Frey was employed for five years by Woodmen Accident and Life Company in Lincoln, NE where he analyzed fixed income (both public and private debt offerings) and equity securities.

MICHAEL VAN METER has served as the Senior Portfolio Manager of the Balanced Portfolio since its inception. Mr. Van Meter also serves as Chairman of the Equity Investment Policy Committee of AIMI. Mr. Van Meter was President and Managing Partner of Perpetual Investment Advisors from 1983 to 1989, when AEGON acquired that firm.

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                       VAN KAMPEN AMERICAN CAPITAL ASSET
                               MANAGEMENT, INC.

Van Kampen American Capital Asset Management, Inc. ("Van Kampen"), located at One Parkview Plaza, Oakbrook Terrace, IL 60181, serves as the Sub-Adviser to the Emerging Growth Portfolio.

Van Kampen became an indirect wholly-owned subsidiary of Morgan Stanley Group Inc. on October 31, 1996. It is anticipated that in mid-June, 1997, Morgan Stanley Group Inc. will merge with Dean Witter, Discover & Co., a financial services company.

                          /diamond/ PORTFOLIO MANAGER:

GARY M. LEWIS has served as Portfolio Manager for the Emerging Growth Portfolio since its inception. Mr. Lewis has also served as portfolio manager at American Capital Asset Management, Inc., a predecessor firm of Van Kampen American Capital Asset Management, Inc. for over six years and portfolio manager for the Van Kampen American Capital Emerging Growth Fund, Inc. since April, 1989.

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                              LUTHER KING CAPITAL
                            MANAGEMENT CORPORATION

Luther King Capital Management Corporation ("Luther King Capital"), located at 301 Commerce Street, Suite 1600, Fort Worth, TX 76102, serves as the Sub-Adviser to the Strategic Total Return Portfolio. Ultimate control of Luther King Capital is exercised by J. Luther King, Jr. Luther King Capital provides investment management services to accounts of individual investors, mutual funds and other institutional investors. See "Management of the Fund - The Sub-Advisers" in the SAI for a more detailed description of the previous experience of Luther King Capital as an investment adviser.

                          /diamond/ PORTFOLIO MANAGERS:

LUTHER KING, JR. AND SCOT HOLLMANN have served as Portfolio Managers of the Strategic Total Return Portfolio since its inception. Mr. King has been President of Luther King Capital since 1979. Mr. Hollmann has served as Vice President of Luther King Capital since 1983.

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                          FRED ALGER MANAGEMENT, INC.

Fred Alger Management, Inc. ("Alger Management"), located at 75 Maiden Lane, New York, NY 10038, serves as the Sub-Adviser to the Aggressive Growth Portfolio. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc."), which, in turn, is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred M. Alger and David D. Alger. As of March 31, 1997, Alger Management had approximately $6.4 billion in assets under management for investment companies and private accounts.

                          /diamond/ PORTFOLIO MANAGERS:

DAVID D. ALGER, SEILAI KHOO AND RONALD TARTARO are primarily responsible for the day-to-day management of the Aggressive Growth Portfolio. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995. Ms. Khoo has been employed by Alger Management as a senior research analyst since 1989 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior Vice President since 1995. Mr. David Alger has served as Portfolio Manager of the Aggressive Growth Portfolio since its inception. Ms. Khoo and Mr. Tartaro have each served as Co-Portfolio Managers of the Aggressive Growth Portfolio since May 1, 1996. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

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                        FEDERATED INVESTMENT COUNSELING

Federated Investment Counseling ("Federated"), located at Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as the Sub-Adviser to the Growth & Income Portfolio. Federated is a Delaware business trust organized on April 11, 1989. It is a subsidiary of Federated Investors. Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by Federated and other subsidiaries of Federated Investors is approximately $110 billion.

                          /diamond/ PORTFOLIO MANAGERS:

LINDA A. DUESSEL serves as Portfolio Manager of the Growth & Income Portfolio. Ms. Duessel served as Co-Portfolio Manager of the Growth & Income Portfolio from July, 1996 until February, 1997. Ms. Duessel is a Chartered Financial Analyst and also serves as co-portfolio manager for other funds managed by Federated. Ms. Duessel received her B.S., Finance from the Wharton School of the University of Pennsylvania and her M.S.I.A. from Carnegie Mellon University. Ms. Duessel has been a Vice President of an affiliate of Federated since 1995, and was an Assistant Vice president from 1991 - 1995.

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                          DEAN INVESTMENT ASSOCIATES

Dean Investment Associates ("Dean"), a Division of C.H. Dean and Associates, Inc., located at 2480 Kettering Tower, Dayton, OH 45423-2480, serves as the Sub-Adviser to the Tactical Asset Allocation Portfolio. Dean is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972, Dean manages portfolios for individuals and institutional clients worldwide. Dean provides a full range of investment advisory services and, as of January, 1997, had $3.8 billion of assets under management.

                          /diamond/ PORTFOLIO MANAGERS:

The Tactical Asset Allocation Portfolio is managed by a team of 10 senior investment professionals (Central Investment Committee), with over 135 years of total investment experience.

JOHN C. RIAZZI, CFA, has served as the Senior Portfolio Manager of the Tactical Asset Allocation Portfolio and ARVIND SACHDEVA, CFA has served as Senior Equity Strategist of this Portfolio since its inception. Mr. Riazzi joined Dean in March of 1989. Before being promoted to Vice President and Director of Consulting Services at Dean, Mr. Riazzi was responsible for client servicing, portfolio execution and trading operations. Mr. Riazzi has been a member of the Central Investment Committee and a Senior Institutional Portfolio Manager for the past four years. He received a B.A. in Economics from Kenyon College in 1985 and was awarded the Chartered Financial Analyst designation in 1993. Mr. Sachdeva joined Dean in 1993. Prior to working at Dean, he was the Senior Security Analyst and Equity Portfolio Manager for Carillon Advisors, Inc., from January, 1985 to September, 1993. Carillon Advisors, Inc. is an investment subsidiary of the Union Central Life Insurance Co.

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                           C.A.S.E. MANAGEMENT, INC.

C.A.S.E. Management, Inc. ("C.A.S.E."), located at 2255 Glades Road, Suite 221-A, Boca Raton, FL 33431, serves as the Sub-Adviser to the C.A.S.E. Growth Portfolio. C.A.S.E. is a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of C.A.S.E. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers.

                          /diamond/ PORTFOLIO MANAGERS:

Informally, C.A.S.E.'s Board members confer on a continuous basis, gathering economic sector, industry and stock specific information from C.A.S.E.'s research and management resources. Each Board member is individually responsible for the analytical coverage of one or two of the market's eight economic sectors. C.A.S.E.'s "sector specialists" are encouraged to maintain contact with counterpart sector specialists from leading outside research organizations. The information gathered for consideration by the Board's sector specialists also includes objective forms of research from various governmental agencies, stock exchanges and financial capitols. Formally, the Board meets monthly to formulate overall strategic investment positions. The Board then formally reviews its current investment focus towards every stock, industry, and economic sector owned in its overall stock population.

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                    NWQ INVESTMENT MANAGEMENT COMPANY, INC.

NWQ Investment Management Company, Inc. ("NWQ Investment"), located at 655 South Hope Street, 11th Floor, Los Angeles, CA 90017, serves as the Sub-Adviser to the Value Equity Portfolio. NWQ Investment was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ Investment provides investment management services to institutions and high net worth individuals. As of December 31, 1996, NWQ Investment had over $6.4 billion in assets under management.

                          /diamond/ PORTFOLIO MANAGER:

An investment policy committee is responsible for the day-to-day management of the Value Equity Portfolio's investments. David A. Polak, CFA, Edward C. Friedel, CFA, James H. Galbreath, CFA, Phyllis G. Thomas, CFA, and Jon D. Bosse, CFA, constitute the committee.

EDWARD C. FRIEDEL, CFA serves as Senior Portfolio Manager for the Value Equity Portfolio. Mr. Friedel has been a managing director and investment strategist/portfolio manager of NWQ Investment since 1983. From 1971 to 1983, Mr. Friedel was a portfolio manager for Beneficial Standard Investment Management. Mr. Friedel is a graduate of the University of California at Berkeley (BS) and Stanford University (MBA).

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                                       47

                              MERIDIAN INVESTMENT
                            MANAGEMENT CORPORATION

Meridian Investment Management Corporation ("Meridian"), located at 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, CO 80112, serves as Sub-Adviser to the Global Sector Portfolio. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Michael J. Hart and Dr. Craig T. Callahan each own 50% of MM&R. Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Meridian manages seven mutual fund wrap-fee programs which, as of March 1, 1997, had aggregate assets of approximately $700 million. Meridian provides investment advisory assistance, portfolio management advice and quantitative investment research to the Investment Adviser for the Global Sector Portfolio.

                          /diamond/ PORTFOLIO MANAGER:

Meridian's Investment Committee determines the guidelines for asset, country, industry and securities weightings based on Meridian's proprietary quantitative research methods. The Committee is comprised of Dr. Craig T. Callahan, Michael
J. Hart, Patrick S. Boyle and Bryan M. Ritz. Dr. Craig T. Callahan is Chairman of the Investment Committee and Chief Investment Officer of Meridian, and directs Meridian's investment research and analysis. Dr. Callahan obtained his D.B.A. from Kent State University. Michael Hart is President of Meridian Investment Management and holds an M.B.A. from the University of Denver. Patrick
S. Boyle, a Chartered Financial Analyst, acts as a portfolio manager for several of Meridian's private accounts. Bryan R. Ritz, also a Chartered Financial Analyst, serves as a portfolio manager for Meridian's private accounts. Mr. Ritz holds a Bachelor of Science in Business Administration and a M.B.A. from the University of Denver. In performing sub-advisory services, Meridian may draw upon additional members of its research team. These employees are generally specialists within Meridian's research department. However, the Investment Committee supervises the members of the research department and remains fully responsible for all such services.

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                         SCOTTISH EQUITABLE INVESTMENT
                              MANAGEMENT LIMITED

Scottish Equitable Investment Management Limited ("Scottish Equitable"), located at Edinburgh Park, Edinburgh EH12 9SE, Scotland, serves as a Co-Sub-Adviser to the International Equity Portfolio. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc. Scottish Equitable plc, is successor to Scottish Equitable Life Assurance Society, which was founded in Edinburgh in 1831. As of December 31, 1996, Scottish Equitable plc had approximately $21 billion in assets under management. Like the Investment Adviser, Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv. Scottish Equitable has not previously advised a U.S.-registered mutual fund. Scottish Equitable currently provides investment advisory and management services to certain of its affiliates, including Scottish Equitable plc and to external organizations.

                          /diamond/ PORTFOLIO MANAGER:

CAROL CLARK has served as Portfolio Manager of the International Equity Portfolio since its inception. Ms. Clark is the Manager of Scottish Equitable's Asset Allocation group and has served both as a Portfolio Manager and Investment Analyst. Ms. Clark joined Scottish Equitable in 1983 directly from Glasgow University where she earned a MA (Honors) in Political Economy; and she also holds the Securities Industry Diploma.

                     GE INVESTMENT MANAGEMENT INCORPORATED

GEIM serves as a Co-Sub-Adviser to the International Equity Portfolio and as the Sub-Adviser to the U.S. Equity Portfolio. GEIM, located at 3003 Summer Street, Stamford, Connecticut 06905, was formed under the laws of Delaware in 1988. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC", and, together with GEIM and their predecessors, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. GE Investments has roughly 70 years of investment management experience, and has managed mutual funds since 1935. As of December 31, 1996, GEIM and GEIC together managed assets in excess of $56.9 billion.

                          /diamond/ PORTFOLIO MANAGERS:

RALPH R. LAYMAN has served as a Portfolio Manager of the International Equity Portfolio since its inception. Mr. Layman has more than 17 years of investment experience and has held positions with GE Investments since 1991. From 1989 to 1991, Mr. Layman served as Executive Vice President, Partner and Portfolio Manager of Northern Capital Management, and prior thereto, served as Vice President and portfolio manager of Templeton Investment Counsel. Mr. Layman is currently a Director and Executive Vice President of GE Investments.

EUGENE K. BOLTON is responsible for the overall management of the U.S. Equity Portfolio and has served in that capacity since its inception. Mr. Bolton is specifically responsible for selecting the Portfolio Managers of the U.S. Equity Portfolio, and is also responsible for monitoring the investment strategies employed by the Portfolio Managers of the U.S. Equity Portfolio to ensure that they are consistent with the Portfolio's investment objective and strategies. Mr. Bolton has more than 12 years of investment experience and has held positions with GE Investments since 1984. Mr. Bolton is currently a Director and Executive Vice President of GE Investments.

DAVID B. CARLSON is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than 14 years of investment experience and has held positions with GE Investments since 1982. Mr. Carlson is currently a Senior Vice president of GE Investments.

CHRISTOPHER D. BROWN is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than ten years of investment experience, and has held positions with GE Investments since 1985. Mr. Brown is currently a Vice President of GE Investments.

PETER J. HATHAWAY is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than 36 years of investment experience and has held positions with GE Investments since 1985. Mr. Hathaway is currently a Senior Vice President of GE Investments.

PAUL C. REINHARDT is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than 15 years of investment experience and has held positions with GE Investments since 1982. Mr. Reinhardt is currently a Senior Vice President of GE Investments.

/diamond/ SUB-ADVISERS' COMPENSATION

Each Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of a specified percentage of the average daily net assets of each Portfolio managed by that Sub-Adviser. The table below lists those percentages by Portfolio.

                                                        PERCENTAGE OF AVERAGE
              PORTFOLIO                                   DAILY NET ASSETS
              ---------                                 ---------------------
      Growth                                                   0.40%
      Bond                                                     0.25%
      Global                                                   0.40%
      Money Market                          0.15% (Prior to May 1, 1996, Janus Capital
                                           Corporation, previous Sub-Adviser, received
                                                               0.25%)
      Short-to-Intermediate Government     0.30%, less 50% of amount of excess expenses(1)
      Balanced                             0.40%, less 50% of amount of excess expenses(1)
      Emerging Growth                      0.40%, less 50% of amount of excess expenses(1)
      Strategic Total Return                                   0.40%
      Aggressive Growth                                        0.40%
      Tactical Asset Allocation            0.40%, less 50% of amount of excess expenses(1)
      C.A.S.E. Growth                                          0.40%
      Growth & Income                          0.50% of the first $30 million of
                                                    average daily net assets;
                                                0.35% of the next $20 million in
                                                   average daily net assets,
                                              and 0.25% of average daily net assets
                                                   in excess of $50 million
      Value Equity                         0.40%, less 50% of amount of excess expenses(1)
      Global Sector                            0.30% of first $100 million in average
                                                daily net assets and 0.35% of assets
                                                    in excess of $100 million(3)
      International Equity                  Scottish Equitable: 0.50% of assets managed by
                                           Scottish Equitable, less 50% of amount of excess
                                                 expenses attributable to such assets*
                                             GEIM: 0.50% of assets managed by GEIM, less
                                           50% of amount of excess expenses attributable to
                                                           such assets(2)
      U.S. Equity                          0.40%, less 50% of amount of excess expenses(2)

--------------
(1) Excess expenses are those expenses paid by the Investment Adviser on behalf of a Portfolio pursuant to any expense limitation.
(2) Any amount borne by GEIM pursuant to any expense limitation constitutes an agreement between the Investment Adviser and GEIM only for the first twelve months following the Portfolio's commencement of operations. Thereafter, any such arrangements will be as mutually agreed upon by GEIM and the Investment Adviser.
(3) Prior to March 1, 1997, INVESCO Global Asset Management Limited ("INVESCO") served as a co-sub-adviser to the Global Sector Portfolio; for periods prior to that date, INVESCO received monthly compensation from the Investment Adviser at the annual rate of 0.40% of first $100 million average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million; and Meridian received monthly compensation from the Investment Adviser at the annual rate of 0.30% of first $100 million of average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million. Subject to shareholder approval, which will be sought on or about June 16, 1997, Meridian will receive monthly compensation from the Investment Adviser at an annual rate of 0.40% of average daily net assets.

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                                       50

/diamond/ PORTFOLIO TRANSACTIONS

Each Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for its respective Portfolio(s). In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Within these parameters, each Sub-Adviser is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services, if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided and the Sub-Adviser receives best execution. The information received may be used by the Sub-Adviser in managing the assets of other advisory and sub-advisory accounts, as well as in the management of the assets of a Portfolio.

With respect to the Aggressive Growth Portfolio, it is anticipated that Alger, Inc., an affiliate of Alger Management, will serve as the Portfolio's broker in effecting substantially all of the Aggressive Growth Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC.

With respect to the Short-to-Intermediate Government and Balanced Portfolios, it is anticipated that AEGON Management may occasionally place portfolio business with ISI and AEGON USA Securities, Inc., affiliated brokers of the Investment Adviser and AEGON Management.

The other Sub-Advisers may also from time to time place portfolio brokerage with their affiliates in accordance with SEC regulations.

                               OTHER INFORMATION

/diamond/ JOINT TRADING ACCOUNTS

Subject to approval by the Fund's Board, the Growth, Bond and Global Portfolios may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be other clients, including registered mutual fund clients, of Janus Capital or its affiliates. The Growth, Bond and Global Portfolios will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with each Portfolio's investment policies and restrictions. Janus Capital anticipates that the investment made by a Portfolio through the joint trading accounts will be at least as advantageous to that Portfolio as if the Portfolio had made such investment directly. (See "Management of the Fund - The Sub-Advisers" in the SAI.)


/diamond/ PERSONAL SECURITIES TRANSACTIONS

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

/diamond/ PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolios are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses for the Policies and the Annuity Contracts.

/diamond/ VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio.

Except for money market instruments maturing in 60 days or less, securities held by Portfolios other than the Money Market Portfolio are valued at market value.

Securities for which market values are not readily available are valued at fair value as determined in good faith by the Investment Adviser or Sub-Adviser under the supervision of the Fund's Board. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. (See the SAI for details.)

The Fund's Board has determined that the most appropriate method for valuing the securities of the Money Market Portfolio is the amortized cost method. Under this method, the net asset value of Portfolio shares is expected to remain at a constant $1.00 per share, although there can be no assurance that the Portfolio will be able to maintain a stable net asset value. (See the SAI for details concerning the amortized cost valuation method, including the conditions under which it may be used.)

/diamond/ THE FUND AND ITS SHARES

The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.

The Fund offers its shares only for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Shares may be offered to other life insurance companies in the future. Because Fund shares are sold to Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts of the Life Companies to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyholders or to variable annuity contract owners. Any Life Company may notify the Fund's Board of a potential or existing conflict. The Fund's Board will then determine if a material conflict exists and what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyholders and those given by variable annuity contract owners. The Fund's Board might conclude that separate funds should be established for variable life and variable annuity Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate funds. As a result, variable life insurance policyholders and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.

The Fund offers a separate class of Common Stock for each Portfolio. All shares of a Portfolio have equal voting rights, but only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio. Each of the issued and outstanding shares of a Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of a Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights. The holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they so choose. In such event, holders of the remaining shares would not be able to elect any directors.

Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Fund's shares held in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special Policyholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Fund's shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure documents for the Policies and the Annuity Contracts, respectively.

/diamond/ REPORTS TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Fund will send to the Portfolios' Policyholders, at least semi-annually, reports showing the Portfolios' composition and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

/diamond/ CUSTODIAN AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as Custodian and Dividend Disbursing Agent of the Portfolios' assets.

/diamond/ ADDITIONAL INFORMATION

The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                            DISTRIBUTIONS AND TAXES

/diamond/ DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Dividends from investment income of a Portfolio normally are declared daily and reinvested monthly in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.

/diamond/ TAXES

Each Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified under Subchapter M, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income that it distributes to its Policyholders. Taxable income consists generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any and any net capital gain (the excess of net long-term capital gain over net short-term capital loss. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are offered only to the Separate Accounts, which are insurance company separate accounts that fund the Policies and the Annuity Contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. These limitations apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor", described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a Portfolio and its Policyholders; see the SAI for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                                  APPENDIX A

BRIEF EXPLANATION OF RATING CATEGORIES

                                  BOND RATING   EXPLANATION
                                  -----------   -----------
STANDARD & POOR'S CORPORATION     AAA           Highest rating; extremely strong capacity to pay principal and interest.

                                  AA            High quality; very strong capacity to pay principal and interest.

                                  A             Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                                  BBB           Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

                                  BB,B, and     Predominantly speculative with respect to the issuer's capacity to meet
                                  CC,CC,C       required interest and principal payments. BB - lowest degree of speculation;
                                                C- the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

                                  D             In default.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.   Aaa           Highest quality, smallest degree of investment risk.

                                  Aa            High quality; together with Aaa bonds, they compose the high-grade bond group.

                                  A             Upper-medium grade obligations; many favorable investment attributes.

                                  Baa           Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

                                  Ba            More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

                                  B             Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                                  Caa           Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                                  Ca            Speculative in a high degree; could be in default or have other marked short-
                                                comings.

                                  C             Lowest-rated; extremely poor prospects of ever attaining investment standing.

UNRATED - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                             WRL SERIES FUND, INC.

                              OFFICE OF THE FUND:
                             WRL Series Fund, Inc.
                              201 Highland Avenue
                           Largo, Florida 33770-2597
                                (800) 851-9777
                                (813) 585-6565

      INVESTMENT ADVISER:                            CUSTODIAN:
 WRL Investment Management, Inc.          Investors Bank & Trust Company
     201 Highland Avenue                          89 South Street
    Largo, FL 33770-2597                         Boston, MA 02111

        DISTRIBUTOR:          INDEPENDENT ACCOUNTANTS:           TRANSFER AGENT:
    InterSecurities, Inc.      Price Waterhouse LLP        WRL Investment Services, Inc.
    201 Highland Avenue           1055 Broadway               201 Highland Avenue
   Largo, FL 33770-2597        Kansas City, MO 64105          Largo, FL 33770-2597

                                 SUB-ADVISERS:

JANUS CAPITAL CORPORATION
100 Fillmore Street
Denver, CO 80206

LUTHER KING CAPITAL MANAGEMENT CORPORATION
301 Commerce Street
Fort Worth, TX 76102

FEDERATED INVESTMENT COUNSELING
Federated Investors Tower
Pittsburgh, PA 15222-3779

C.A.S.E. MANAGEMENT, INC.
2255 Glades Road
Suite 221-A
Boca Raton, FL 33431

J.P. MORGAN INVESTMENT MANAGEMENT INC.
522 Fifth Avenue
New York, NY 10036

MERIDIAN INVESTMENT MANAGEMENT CORPORATION
12835 East Arapahoe Road
Tower II, Penthouse
Englewood, CO 80112

AEGON USA INVESTMENT MANAGEMENT, INC.
4333 Edgewood Road, N.E.
Cedar Rapids, IA 52499

DEAN INVESTMENT ASSOCIATES
2480 Kettering Tower
Dayton, OH 45423-2480

FRED ALGER MANAGEMENT, INC.
75 Maiden Lane
New York, NY 10038

VAN KAMPEN AMERICAN CAPITAL ASSET
MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

NWQ INVESTMENT MANAGEMENT COMPANY, INC.
655 South Hope Street
11th Floor
Los Angeles, CA 90017

GE INVESTMENT MANAGEMENT INCORPORATED
3003 Summer Street
Stamford, CT 06905

               SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED
                                 Edinburgh Park
                          Edinburgh EH12 9SE, Scotland

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH
 INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES
   OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY
         PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY
                   COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                             WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                             U.S. EQUITY PORTFOLIO

     SUPPLEMENT DATED JUNE 30, 1997 TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1997

     Unaudited financial statements for the period January 2, 1997 through April 30, 1997 for the International Equity Portfolio and the U.S. Equity Portfolio are attached. A copy of the Fund's Statement of Additional Information and the Fund's Annual Report may be obtained without charge by calling (1-800)851-9777.

WRL SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:                                                 APRIL 30, 1997

  Investments in securities, at market value
     (cost $ 5,160,276)......................          $     5,212,768

  Short-term securities, at amortized cost...                        0
  Cash.......................................                1,222,909
  Receivables:
     Fund shares sold........................                        0
     Securities sold.........................                   56,481
     Interest................................                    3,558
     Dividends...............................                   11,575
     Foreign Receivable......................                    1,098
     Foreign currency contracts..............                    5,554
     Other ..................................                        0
                                                       ---------------

       Total assets..........................                6,513,943
                                                       ---------------

LIABILITIES:

  Fund shares purchased......................                        0
  Securities purchased.......................                  638,177
  Accounts payable and accrued liabilities:
     Investment advisory fees................                    3,968
     Custody fees............................                        0
     Auditing and accounting fees............                        0
     Dividends to shareholders...............                        0
     Deposits for securities on loan.........                        0
     Foreign currency contracts..............                       42
     Other Fees..............................                    1,984
                                                       ---------------

       Total liabilities.....................                  644,171
                                                       ---------------

         Total net assets....................          $     5,869,772
                                                       ===============

NET ASSETS:

  Capital stock
     ($ .01 par value 75,000,000 authorized)           $         5,705
  Additional paid-in-capital.................                5,744,438
     Accumulated undistributed net investment
       income (loss).........................                   11,616
     Accumulated undistributed net realized
       gain (loss) on:
       Investment and foreign currency transactions             48,743
  Net unrealized appreciation (depreciation) on:
     Investment securities...................                   52,492
     Foreign currency transactions...........                    6,778
     Future contracts........................                        0
                                                       ---------------
  Net assets applicable to outstanding
     shares of capital.......................          $     5,869,772
                                                       ===============

  Shares outstanding at April 30, 1997.......                  570,515
                                                       ===============

  Net asset value per share..................          $         10.29
                                                       ===============

STATEMENT OF OPERATIONS

                                                         PERIOD ENDED
INVESTMENT INCOME:                                      APRIL 30, 1997*

  Interest ..................................          $        11,719
  Dividends (net of foreign tax of $ 2,323)..                   15,872
                                                       ---------------

       Total investment income...............                   27,591
                                                       ---------------

EXPENSES:

  Investment advisory fees...................                   10,649
  Printing and shareholder reports...........                      451
  Custody fees...............................                   26,110
  Legal fees.................................                       32
  Auditing and accounting fees...............                    1,372
  Directors fees.............................                        8
  Registration fees..........................                        2
  Other fees.................................                      278
                                                       ---------------

       Total expenses........................                   38,902

  Less:
     Advisory fee waiver
       and expense reimbursement.............                   21,404
     Fees paid indirectly....................                    1,523
                                                       ---------------

         Net expenses........................                   15,975
                                                       ---------------

  Net investment income (loss)...............                   11,616
                                                       ---------------

  Net realized gain (loss) on:

     Investment securities...................                   (5,102)
     Foreign currency transactions...........                   53,845
                                                       ---------------

       Total net realized gain (loss)........                   48,743
                                                       ---------------

  Change in unrealized appreciation (depreciation) on:

     Investment securities...................                   52,492
     Foreign currency transactions...........                    6,778
                                                       ---------------
       Total change in unrealized appreciation
         (depreciation)......................                   59,270
                                                       ---------------
  Net gain (loss) on investments.............                  108,013
                                                       ---------------

     Net increase (decrease) in net assets
       resulting from operations.............          $       119,629
                                                       ===============

  *  The inception of this portfolio was January 2, 1997.

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                    PERIOD ENDED
                                                                                                                   APRIL 30, 1997*
OPERATIONS:

  Net investment income (loss)......................................................................................$       11,616
  Net realized gain (loss) on investments and foreign currency transactions.........................................        48,743
  Change in unrealized appreciation (depreciation) on investments and foreign currency transactions.................        59,270
                                                                                                                    --------------

     Net increase (decrease) in net assets resulting from operations................................................       119,629
                                                                                                                    --------------

DISTRIBUTION TO SHAREHOLDERS:

  Net investment income.............................................................................................             0
  Net realized gains................................................................................................             0
                                                                                                                    --------------

     Total distributions............................................................................................             0
                                                                                                                    --------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares.................................................................................     7,271,662
  Dividends and distributions reinvested............................................................................             0
  Cost of shares repurchased........................................................................................    (1,521,519)
                                                                                                                    --------------

     Increase (decrease) in net assets from capital share transactions..............................................     5,750,143
                                                                                                                    --------------

     Net increase (decrease) in net assets..........................................................................     5,869,772

NET ASSETS:

  Beginning of period...............................................................................................             0
                                                                                                                    --------------

  End of period.....................................................................................................$    5,869,772
                                                                                                                     =============

     Undistributed net investment income............................................................................$       11,616
                                                                                                                     =============

SHARE ACTIVITY:

  Shares outstanding - beginning of period..........................................................................             0
                                                                                                                    --------------

  Shares issued.....................................................................................................       720,908
  Shares issued - reinvestment of dividends and distributions.......................................................             0
  Shares redeemed...................................................................................................      (150,393)
                                                                                                                    --------------

  Increase (decrease) in shares outstanding.........................................................................       570,515
                                                                                                                    --------------

  Shares outstanding - end of period................................................................................       570,515
                                                                                                                    ==============

  *  The inception of this portfolio was January 2, 1997.

   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS*
FOR THE PERIOD ENDED
                                                           APRIL 30
                                                        1997 /dagger/

Net asset value, beginning of period.................      $ 10.00
   Income from operations:
     Net investment income (loss)....................          .04
     Net realized and unrealized
       gain (loss) on investments....................          .25
                                                           -------

       Total income (loss) from operations...........          .29
                                                           -------

   Distributions:
     Dividends from net investment income............          .00
     Dividends in excess of net investment income....          .00
     Distributions from net realized gains
       on investments................................          .00
     Distributions in excess of net realized
       gains on investments..........................          .00
                                                           -------

       Total distributions...........................          .00
                                                           -------

Net asset value, end of period.......................      $ 10.29
                                                           =======

Total return.........................................         2.93%

Ratios and supplemental data:
   Net assets at end of period
     (in thousands)..................................      $ 5,870
   Ratio of expenses to average net assets...........         1.50%
   Ratio of net investment income (loss)
     to average net assets...........................         1.02%
   Ratio of commissions paid to number of shares.....         2.25%
   Portfolio turnover rate...........................         6.66%

  * The above table illustrates the change for a share outstanding computed using average shares outstanding throughout each period. See Note 6.

  /dagger/ The inception of this portfolio was January 2, 1997. The total return is not annualized.

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
U.S. EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:                                              APRIL 30, 1997

  Investments in securities, at market value
     (cost $ 4,170,180)......................       $     4,158,139

  Short-term securities, at amortized cost...                     0
  Cash.......................................               535,574
  Receivables:
     Fund shares sold........................                     0
     Securities sold.........................                   815
     Interest................................                 1,451
     Dividends...............................                 6,088
     Foreign Receivable......................                    12
     Other ..................................                 1,500
                                                    ---------------

       Total assets..........................             4,703,579
                                                    ---------------

LIABILITIES:

  Fund shares purchased......................                     0
  Securities purchased.......................                     0
  Accounts payable and accrued liabilities:
     Investment advisory fees................                 3,109
     Due to foreign sub-custodian............                   815
     Auditing and accounting fees............                     0
     Dividends to shareholders...............                     0
     Deposits for securities on loan.........                     0
     Other fees..............................                 1,943
                                                    ---------------

       Total liabilities.....................                 5,867
                                                    ---------------

         Total net assets....................       $     4,697,712
                                                    ===============

NET ASSETS:

  Capital stock
     ($ .01 par value 75,000,000 authorized)        $         4,537
  Additional paid-in-capital.................             4,745,063
     Accumulated undistributed net investment
       income (loss).........................                16,467
     Accumulated undistributed net realized
       gain (loss) on:
       Investment and foreign currency
          transactions                                      (73,906)
  Net unrealized appreciation (depreciation) on:
     Investment securities...................               (12,041)
     Foreign currency transactions...........                    (8)
     Future contracts........................                17,600
                                                    ---------------
  Net assets applicable to outstanding
     shares of capital.......................       $     4,697,712
                                                    ===============

  Shares outstanding at April 30, 1997.......               453,715
                                                    ===============

  Net asset value per share..................       $         10.35
                                                    ===============


STATEMENT OF OPERATIONS

                                                      PERIOD ENDED
INVESTMENT INCOME:                                  APRIL 30, 1997*

  Interest ..................................       $        18,084
  Dividends (net of foreign tax  $ 34).......                12,333
                                                    ---------------

       Total investment income...............                30,417
                                                    ---------------

EXPENSES:

  Investment advisory fees...................                 8,585
  Printing and shareholder reports...........                   508
  Custody fees...............................                13,599
  Legal fees.................................                    37
  Auditing and accounting fees...............                 1,372
  Directors fees.............................                    11
  Registration fees..........................                     2
  Other fees.................................                   355
                                                    ---------------

       Total expenses........................                24,469

  Less:
     Advisory fee waiver
       and expense reimbursement.............                 8,109
     Fees paid indirectly....................                 2,410
                                                    ---------------

         Net expenses........................                13,950
                                                    ---------------

  Net investment income (loss)...............                16,467
                                                    ---------------
  Net realized gain (loss) on:
     Investment securities...................               (73,909)
     Foreign currency transactions...........                     3
                                                    ---------------

       Total net realized gain (loss)........               (73,906)
                                                    ---------------
  Change in unrealized appreciation
     (depreciation) on:

     Investment securities...................                 5,559
     Foreign currency transactions...........                    (8)
                                                    ---------------
       Total change in unrealized
         appreciation (depreciation).........                 5,551
                                                    ---------------

  Net gain (loss) on investments.............               (68,355)
                                                    ---------------
  Net increase (decrease) in net assets
     resulting from operations...............       $       (51,888)
                                                    ===============

  *  The inception of this portfolio was January 2, 1997.

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
U.S. EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     PERIOD ENDED
                                                                                                                    APRIL 30, 1997*

OPERATIONS:

  Net investment income (loss)......................................................................................$       16,467
  Net realized gain (loss) on investments and foreign currency transactions.........................................       (73,906)
  Change in unrealized appreciation (depreciation) on investments and foreign currency transactions.................         5,551
                                                                                                                    --------------

     Net increase (decrease) in net assets resulting from operations................................................       (51,888)
                                                                                                                    --------------

DISTRIBUTION TO SHAREHOLDERS:

  Net investment income.............................................................................................             0
  Net realized gains................................................................................................             0
                                                                                                                    --------------

     Total distributions............................................................................................             0
                                                                                                                    --------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares.................................................................................     7,060,917
  Dividends and distributions reinvested............................................................................             0
  Cost of shares repurchased........................................................................................    (2,311,317)
                                                                                                                    --------------

     Increase (decrease) in net assets from capital share transactions..............................................     4,749,600
                                                                                                                    --------------

     Net increase (decrease) in net assets..........................................................................     4,697,712

NET ASSETS:

  Beginning of period...............................................................................................             0
                                                                                                                    --------------

  End of period.....................................................................................................$    4,697,712
                                                                                                                     =============

     Undistributed net investment income............................................................................$       16,467
                                                                                                                     =============

SHARE ACTIVITY:

  Shares outstanding - beginning of period..........................................................................             0
                                                                                                                    --------------

  Shares issued.....................................................................................................       689,572
  Shares issued - reinvestment of dividends and distributions.......................................................             0
  Shares redeemed...................................................................................................      (235,857)
                                                                                                                    --------------

  Increase (decrease) in shares outstanding.........................................................................       453,715
                                                                                                                    --------------

  Shares outstanding - end of period................................................................................       453,715
                                                                                                                    ==============

  *  The inception of this portfolio was January 2, 1997.

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
U.S. EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS*
FOR THE PERIOD ENDED
                                                           APRIL 30
                                                        1997 /dagger/

Net asset value, beginning of period.................     $  10.00
   Income from operations:
     Net investment income (loss)....................          .05
     Net realized and unrealized
       gain (loss) on investments....................          .30
                                                           -------

       Total income (loss) from operations...........          .35
                                                           -------
   Distributions:
     Dividends from net investment income............          .00
     Dividends in excess of net investment income....          .00
     Distributions from net realized gains
       on investments................................          .00
     Distributions in excess of net realized
       gains on investments..........................          .00
                                                           -------

       Total distributions...........................          .00
                                                           -------

Net asset value, end of period.......................     $  10.35
                                                           =======

Total return.........................................         3.54%

Ratios and supplemental data:
   Net assets at end of period
     (in thousands)..................................     $  4,698
   Ratio of expenses to average net assets...........         1.30%
   Ratio of net investment income (loss)
     to average net assets...........................         1.54%
   Ratio of commission paid to number of shares......         3.00%
   Portfolio turnover rate...........................        37.92%


  * The above table illustrates the change for a share outstanding computed using average shares outstanding throughout each period. See Note 6.

  /dagger/ The inception of this portfolio was January 2, 1997. The total return is not annualized.

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

APRIL 30, 1997

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The WRL Series Fund, Inc. (the "Fund") is a diversified, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985 as a Maryland Corporation and commenced operations with three Portfolios on October 2, 1986.

     The Fund consists of a series of investment portfolios, including the International Equity Portfolio and the U.S. Equity Portfolio (the "Portfolios"). Shares of the Fund are sold to the WRL Series Life Account (the "Life Account") and the WRL Series Annuity Account (the "Annuity Account"), collectively called the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), to fund benefits under variable universal life insurance policies and variable annuity contracts issued by WRL.

      On January 2, 1997, WRL supplied seed capital as follows:

     PORTFOLIO                               CONTRIBUTION
     ---------                               ------------
     International Equity                    $  1,000,000
     U.S. Equity                             $    500,000

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.    VALUATION OF INVESTMENTS

      Securities held by the Portfolios are valued at market value, except for short-term debt securities. Short-term debt securities maturing in 60 days or less are valued on the amortized cost basis, which approximates market value. Stocks are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the latest bid price is used. Bonds are valued using prices quoted by a major dealer in bonds which offers a pricing service. Certain pricing methodologies, such as matrix pricing of bonds, may differ. Securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

      The value of foreign securities are translated into U.S. dollars using foreign exchange spot rates.

B.    SECURITY TRANSACTIONS AND INVESTMENT INCOME

      Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in first-out basis for both tax and financial reporting purposes. Dividend income is recorded on the ex-dividend date, and interest income, including amortization of bond premium and accretion of discount, is accrued daily based on settlement date. Dividend income on foreign securities is recorded net of foreign tax expense.

      The accounting records of the Fund are maintained in U.S. dollars. For transactions denominated in a currency other than the U.S. dollar, purchases and sales of securities, income received, and expenses paid are translated into U.S. dollars at the foreign exchange spot rate on the date the transaction is recorded. Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

      The unrealized gain or loss on forward foreign currency contracts is due to the difference between the foreign exchange contract rate and the foreign exchange forward rate applicable to that contract at the end of the period. This gain or loss becomes realized when the contract is closed or settled.

      Futures contracts and options are valued based upon daily settlement prices with the fluctuations in value recorded as unrealized gains and losses. These gains and losses become realized when the position is closed. The risks associated with the use of options and futures contracts involve the possibilities of an illiquid market and an imperfect correlation between the value of the instrument and the underlying security.

C.    FEDERAL INCOME TAXES

      It is the Fund's policy to distribute substantially all its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code
      Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 (CONTINUED)

D.    DIVIDENDS AND DISTRIBUTIONS

      Dividends of the Portfolios are declared and reinvested semi-annually, while capital gain distributions are declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Account on the next business day after declaration.

E.    ORGANIZATION COSTS

      All costs incurred in connection with the formation of the Fund and its portfolios were paid by WRL.

F.    EXPENSE OFFSET ARRANGEMENT

      Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Porfolio expenses.

NOTE 2 - INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

A.    INVESTMENT ADVISORY

      The Fund has entered into an annually renewable investment advisory agreement on behalf of each Portfolio with WRL Investment Management, Inc. as investment adviser. The Fund pays to WRL Investment Management, Inc., and charges to each respective Portfolio, advisory fees each month at the following annual rate expressed as a percentage of the average daily net assets of the respective Portfolio:

      PORTFOLIO                              PERCENT OF ASSETS
      ---------                              -----------------
      International Equity                         1.00%
      U.S. Equity                                   .80%

      WRL Investment Management, Inc. has entered into a sub-advisory agreement with various management companies. Pursuant to the sub-advisory agreements, fifty percent of the advisory fee paid to WRL Investment Management, Inc. less fifty percent of any expense reimbursement is due the respective management company for the Portfolios:

      PORTFOLIO                              INVESTMENT MANAGER
      ---------                              ------------------
      International Equity                   GE Investment Mgmt.
                                             Incorporated (GE)
                                               Scottish Equitable
                                             Investment Mgmt. Limited
      U.S. Equity                            GE

      WRL Investment Management, Inc. currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceeds the percentage of average daily net assets on an annualized basis of the Portfolio as listed below:

      PORTFOLIO                              PERCENT OF NET ASSETS
      ---------                              ---------------------
      International Equity                         1.50%
      U.S. Equity                                  1.30%

      The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of policy and contract owners of the underlying sub-accounts. WRL Investment Services, Inc. directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL Investment Services, Inc. All normal operating expenses that exceed the established expense limit set forth above will be borne by WRL Investment Management, Inc.

B.    AFFILIATES

      WRL Investment Management, Inc. and WRL Investment Services, Inc., are direct wholly-owned subsidiaries of WRL, which, in turn, is an indirect, wholly-owned subsidiary of AEGON USA, Inc., which, along with Scottish Equitable are indirect wholly-owned subsidiaries of AEGON nv, a Netherlands corporation.

C.    PLAN OF DISTRIBUTION

      Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI").

      Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets.

      ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policy and Contract Owners will be notified in advance.

D.    DEFERRED COMPENSATION PLAN

      Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the Fund.

WRL SERIES FUND, INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE D (CONTINUED)

      (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund.

      These deferred amounts may be invested in any Portfolio of the IDEX Series Fund. It is not expected that the Plan will affect the Fund. Invested plan amounts are included in other assets. The total liability for deferred compensation to Directors under the Plan at April 30, 1997 is included in other liabilities in the accompanying Statement of Assets and Liabilities.

NOTE 3 - SECURITIES TRANSACTIONS

Securities transactions are summarized as follows:

                                                                   INTERNATIONAL EQUITY         U.S. EQUITY
                                                                         PORTFOLIO               PORTFOLIO
                                                                   --------------------        -------------
For the period ended April 30, 1997:
   Purchases of securities:
     Long-term excluding U.S. Government...........................   $   5,363,961            $   5,210,618
     U.S. Government securities....................................               0                        0
   Proceeds from maturities and sales of securities:
     Long-term excluding U.S. Government...........................         195,703                1,014,438
     U.S. Government securities....................................               0                        0

NOTE 4 - FEDERAL INCOME TAX MATTERS

     The income, expenses, gains and losses on securities transactions attributed to each Portfolio for accounting purposes, are also attributed to that Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for Federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

     Each Portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all Federal and state income taxes and Federal excise taxes.

     Each Portfolio will elect to treat the net capital losses incurred in the two month period ending December 31, 1997, (Post-October Losses), if applicable, as having been incurred in the following fiscal year. The aggregate cost of investments and composition of unrealized appreciation and depreciation for Federal income tax purposes as of April 30, 1997 are as follows:

                                                                         NET UNREALIZED
                          FEDERAL TAX      UNREALIZED      UNREALIZED     APPRECIATION
PORTFOLIO                 COST BASIS      APPRECIATION    DEPRECIATION   (DEPRECIATION)
-----------------------   ----------      ------------    ------------    ------------

International Equity...   $5,160,594      $  195,584      $  143,410      $   52,174
U.S. Equity............    4,170,179          94,977         107,017         (12,040)

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 5 - COMMITMENTS

     The Portfolios are authorized to enter into foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment in securities denominated in foreign currencies. All foreign exchange contracts are marked-to-market daily at the applicable foreign exchange rates and the resulting unrealized gains or losses recorded in the Portfolio's financial statements. These gains and losses are realized when the contract is extinguished either by entering into a closing transaction or by delivery of the currency. The risks that may arise from these contracts are the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the currency's value relative to the U.S. dollar.

     The International Equity Portfolio entered into forward foreign currency contracts, which obligate the Portfolio to deliver currencies at specified future dates. The open contracts at April 30, 1997 are as follows:

                                                                    APRIL 30, 1997
                                                                       VALUE IN          NET UNREALIZED
                                                SETTLEMENT           U.S. DOLLARS         APPRECIATION
CURRENCY                   BOUGHT (SOLD)           DATE              BOUGHT (SOLD)       (DEPRECIATION)
-------------------        ------------         -------------        ------------         ------------
German Deutschemark            (350,000)        05/28/97             $   (202,599)        $      2,127
French Franc                   (550,000)        05/28/97                  (94,492)                 750
Greek Drachma                 1,546,339         05/02/97                    5,622                  (42)
Japanese Yen                (29,000,000)        05/28/97                 (229,530)               2,007
Dutch Guilder                  (136,000)        05/28/97                  (69,972)                 670
                                                                     ------------         ------------
                                                                     $   (590,971)        $      5,512
                                                                     ============         ============

     The U.S. Equity Portfolio entered into S&P 500 futures and contracts, which obligate the Fund to settle variation margins in cash daily. Securities with an aggregate market value of $ 58,450 have been segregated with the custodian to cover margin requirements for the following open future contracts at April 30, 1997:

                                                    UNREALIZED
TYPE                    CONTRACTS                  APPRECIATION
----                    ---------                  ------------
S&P 500                     1                      $     17,600
                                                   ------------
                                                   $     17,600
                                                   ============

NOTE 6  -  FINANCIAL HIGHLIGHTS

     The Financial Highlights for each Portfolio is for the period from inception, which is less than one year; therefore the total return shown is not annualized.

     The total return and the change in value of the Portfolio reflect the advisory fee and all other Portfolio expenses and include reinvestment of dividends and capital gains; they do not reflect the charges against the corresponding sub-accounts or the charges and deduction under the applicable annuity contracts.

     The ratio of expenses to average net assets in the financial highlights is net of advisory fee waiver (see Note 2). The April 30, 1997 ratio is annualized, along with the ratio of net investment income to average net assets.

     Without the advisory fee waived by WRL, the ratio would be as follows:

           International Equity                  3.28%
           U.S. Equity                           2.07%

                              WRL SERIES FUND, INC.

              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997

Incorporated by reference herein is the above-referenced Statement of Additional Information dated May 1, 1997, as filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N1-A of WRL Series Fund, File
No.33-507/811-4419 (April 24, 1997)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, WRL Series Fund, Inc., certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 29 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Largo, State of Florida, on this 25th day of June, 1997.


                                         WRL SERIES FUND, INC.
                                               (Registrant)

                                         By: /s/ JOHN R. KENNEY
                                            -------------------------
                                                John R. Kenney
                                                Chairman of the Board, Chief
                                                Executive Officer and President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE AND TITLE                                      DATE
-------------------                                      ----


 /s/ JOHN R. KENNEY                                 June 25, 1997
----------------------------
Chairman of the Board, Chief
Executive Officer and President
John R. Kenney

 /s/ G. JOHN HURLEY                                 June 25, 1997
----------------------------
Executive Vice President and Director
G. John Hurley

 /s/ PETER R. BROWN                                 June 25, 1997
----------------------------
Director - Peter R. Brown *

 /s/ CHARLES C. HARRIS                              June 25, 1997
----------------------------
Director - Charles C. Harris *

 /s/ RUSSELL A. KIMBALL, JR.                        June 25, 1997
-----------------------------
Director - Russell A. Kimball, Jr. *

SIGNATURE AND TITLE                                       DATE
-------------------                                       ----

 /s/ ALLAN J. HAMILTON                                June 25, 1997
---------------------------
Treasurer and Principal
Financial Officer -
Allan J. Hamilton

/s/ KENNETH P. BEIL                                   June 25, 1997
--------------------------
Principal Accounting Officer
Kenneth P. Beil

 /s/ THOMAS E. PIERPAN
--------------------------
*  Signed by Thomas E. Pierpan
   as Attorney-in-fact

                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.


              1. Financial Highlights for the International Equity Portfolio and the U.S. Equity Portfolio are included in the Supplement dated June 30, 1997 to the WRL Series Fund Prospectus dated May 1, 1997. (Part A)

              2. Unaudited Financial Statements of the International Equity Portfolio and U.S. Equity Portfolio are included in the Supplement dated June 30, 1997 to the WRL Series Fund Statement of Additional Information dated May 1, 1997. (Part
                   B).


     (b) Exhibits

              1.   (A) Articles of Incorporation of WRL Series Fund, Inc. (3)
                   (B) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (3)
                   (C) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (3
                   (D) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (3)
                   (E) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (3)
                   (F) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (3)
                   (G) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (3)
                   (H) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (3)
                   (I) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (3)
                   (J) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (5)

              2.   Bylaws of WRL Series Fund, Inc. (3)

              3.   Not applicable.

              4.   Not applicable.

              5.   (i)  Form of Investment Advisory Agreement on behalf of the
                        Portfolios of the WRL Series Fund. (5)
                   (ii) Form of Co-Sub-Advisory Agreements on behalf of the
                        International Equity Portfolio of the Fund. (3)
                   (iv) Form of Sub-Advisory Agreement on behalf of the U.S.
                        Equity Portfolio of the Fund. (3)

              6.   Form of Distribution Agreement. (4)

              7.   Directors Deferred Compensation Plan.  (2)

              8.   Form of Custodian Agreement. (4)

              9.   Administrative Services and Transfer Agency Agreement. (4)

              10. Opinion and consent of Thomas E. Pierpan, Esq. as to legality of the securities being registered. (1)

              11.  Consent of Price Waterhouse LLP.

              12.  Not applicable.

              13.  Not applicable.

              14.  Not applicable.


              15.  Plan of Distribution.

              16.  Schedules for Computations of Performance Quotations. (5)


              17.  Financial Data Schedules.

              18.  Power of Attorney. (1)

---------------------


(1) Previously filed with Post-Effective Amendment No. 19 to Form N-1A dated April 21, 1995 and incorporated herein by reference.
(2) Previously filed with Post-Effective Amendment No. 23 to Form N-1A dated April 19, 1996 and incorporated herein by reference.
(3) Previously filed with Post-Effective Amendment No. 25 to Form N-1A dated October 17, 1996, and incorporated herein by reference.
(4) Previously filed with Post-Effective Amendment No. 26 to Form N-1A dated December 26, 1996 and incorporated herein by reference.
(5) Previously filed with Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997, and incorporated herein by reference.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Shares of the Registrant are sold to and owned by the WRL Series Life Account and WRL Series Annuity Account established by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to fund benefits under certain variable premium life insurance policies and variable annuity contracts issued by it.

Item 26. NUMBER OF HOLDERS OF SECURITIES.


                                                             (2)
               (1)                                 NUMBER OF RECORD HOLDERS
         TITLE OF CLASS                              AS OF APRIL 30, 1997
         --------------                            ------------------------

         International Equity Portfolio
           Common Stock ($.01 par value)                      2
         U.S. Equity Portfolio
           Common Stock ($.01 par value)                      2

Item 27. INDEMNIFICATION.

Article VI of the By-Laws of WRL Series Fund, Inc. provides in its entirety as follows:

     Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking, (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

                              RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     A.   WRL INVESTMENT MANAGEMENT, INC.

          WRL Investment Management, Inc. ("WRL Management") is principally engaged in offering investment advisory services.


          The only business, professions, vocations or employments of a substantial nature of Messrs. Kenney, Hurley and Yaeger, directors of WRL Management, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of WRL Management:
          Kenneth P. Beil, President and Treasurer, is Assistant Vice President and Principal Accounting Officer of the WRL Series Fund, Inc. and is Vice President and Assistant Treasurer of Western Reserve Life Assurance Co. of Ohio; William H. Geiger, Esq., Secretary, is Vice President and Assistant Secretary of the WRL Series Fund and is Senior Vice President, Secretary, General Counsel and Group Vice President - Compliance of Western Reserve Life; and Thomas E. Pierpan, Esq., Vice President, is Vice President and Assistant Secretary of the WRL Series Fund, Inc. and Vice President, Associate General Counsel and Assistant Secretary of Western Reserve Life Assurance Co.
          of Ohio.

     B. INTERNATIONAL EQUITY PORTFOLIO: CO-SUB-ADVISERS - SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED AND GE INVESTMENT MANAGEMENT INCORPORATED

          Scottish Equitable Investment Management Limited ("Scottish Equitable") serves as a Co-Sub-Adviser to the International Equity Portfolio. See "Management of the Fund - The Co-Sub-Advisers" in the Prospectus and Statement of Additional Information for regarding the business of Scottish Equitable. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc.

          The Directors and Officers of Scottish Equitable are listed below. Unless otherwise indicated, each Director and Officer has a principal business address of Edinburgh Park, Edinburgh EH12 9SE: William W. Stewart, Chairman of the Board and Executive Director,

          Strategy; Russell Hogan, Investment Development Director; Roy Patrick, Director and Company Secretary; Paul N. Ritchie, Director and Investment Administration Manager; Otto Thoresen, Director, International Business.

          None of these Directors or Officers has any substantial business, profession, vocation or employment other than their positions with Scottish Equitable, Scottish Equitable plc and other group companies.

          GE Investment Management Incorporated ("GEIM") also serves as a Co-Sub-Adviser for the International Equity Portfolio. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. The directors and executive officers of GEIC are: John H. Myers, Chairman, Director and CEO; Michael J. Cosgrove, Executive Vice President, Alan M. Lewis, Executive Vice President and General Counsel; Robert A. MacDougall, Executive Vice President; Eugene K. Bolton, Executive Vice President; Donald W. Torey, Executive Vice President and Ralph R. Layman, Executive Vice President. All of these officers and/or directors have no substantial business, profession, vocation or employment other than their positions with GEIM and/or its subsidiaries and affiliates.


     C.   U.S. EQUITY PORTFOLIO: SUB-ADVISER - GE INVESTMENT MANAGEMENT
          INCORPORATED


          GE Investment Management Incorporated ("GEIM") serves as the Sub-Adviser for the U.S. Equity Portfolio. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM, collectively referred to as "GE Investments") which like GEIM is a wholly-owned subsidiary of GE. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. The directors and executive officers of GEIC are: John H. Myers, Chairman, Director and CEO; Michael J. Cosgrove, Executive Vice President, Alan M. Lewis, Executive Vice President and General Counsel; Robert A. MacDougall, Executive Vice President; Eugene K. Bolton, Executive Vice President; Donald W. Torey, Executive Vice President and Ralph R. Layman, Executive Vice President. All of these officers and/or directors have no substantial business, profession, vocation or employment other than their positions with GEIM and/or its subsidiaries and affiliates.

Item 29.  PRINCIPAL UNDERWRITERS.

         (a) The Registrant has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose address is P.O. Box 9053, Clearwater, FL 34618-9053, to act as the principal underwriter of Fund Shares. ISI also serves as an investment adviser and principal underwriter to the IDEX Series Fund and as principal underwriter to the WRL Series Life Account and the WRL Series Annuity Account.

         (b) Directors and Officers of Principal Underwriter:

        (1)                          (2)                          (3)
                                                         POSITIONS AND OFFICES
NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH              WITH
BUSINESS ADDRESS                 UNDERWRITER                  REGISTRANT
------------------        --------------------------      ----------------------
John R. Kenney*           Chairman and Director           Chairman and President

G. John Hurley*           Director, President and CEO     Director and Executive

Rebecca A. Ferrell*       Assistant Vice President,       Secretary,  Vice
                                                          President and Counsel

William H. Geiger*        Director and Secretary          Vice President and
                                                          Assistant Secretary

Thomas R. Moriarty*       Senior Vice President           N/A

Christopher G. Roetzer*   Assistant Vice President        N/A

Duncan Cameron*           Assistant Vice President        N/A

Cynthia L. Remley*        Vice President, Counsel and     N/A
                          Assistant Secretary

Terry L. Garvin*          Vice President                  N/A

Gordon E. Hippner*        Vice President                  N/A

Gerald P. Kirk*           Vice President                  N/A

Stanley R. Orr*           Vice President                  N/A

William G. Cummings*      Vice President and Treasurer    N/A

James Kiely*              Assistant Secretary             N/A

Kristy L. Dowd*           Vice President - Project        N/A
                          Development

Ronald L. Hall*           Vice President, Sales and       N/A
                          Marketing

Diane Rogers*             Assistant Vice President        N/A

Ronald J. Klimas*         Assistant Vice President        N/A

Russell W. Crooks*        Assistant Vice President        N/A

Gregory Limardi*          Assistant Vice President        N/A

Laura Schneider*          Assistant Secretary             N/A

Stuart Walsky*            Assistant Vice President        N/A

Christine M. Goodwin*     Assistant Vice President        N/A

---------------
*201 Highland Avenue, Largo, Florida 33770

Item 30. LOCATION OF ACCOUNTS AND RECORDS.


         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of WRL Investment Services, Inc. at its offices at 201 Highland Avenue, Largo, Florida 33770, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111.

Item 31. MANAGEMENT SERVICES.

         Not applicable.


Item     32. UNDERTAKINGS.

         The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, Policyowners or Contract Owners upon request and without charge.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 29 TO
                             REGISTRATION STATEMENT
                                  ON FORM N-1A


                              WRL SERIES FUND, INC.
                             REGISTRATION NO. 33-507

                                  Exhibit Index

EXHIBIT                       DESCRIPTION
  NO.                         OF EXHIBIT
-------                       -----------

11.                  Consent of Price Waterhouse LLP


15.                  Plan of Distribution


17.                  Financial Data Schedules